Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      The Emerging Markets Income Fund Inc
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     The Emerging Markets Income Fund II Inc
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  The Emerging Markets Floating Rate Fund Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Global Partners Income Fund Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Municipal Partners Fund Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Municipal Partners Fund II Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Municipal Advantage Fund Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          The Czech Republic Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):

|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                                                                  April __, 1997


                      THE EMERGING MARKETS INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL ADVANTAGE FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.
                          THE CZECH REPUBLIC FUND, INC.

Dear Stockholder:

     We are pleased to invite you to a meeting of stockholders of each of the above funds (the "Funds") to be held on June __, 1997.

     As you may know, PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group Inc. (together, the "PIMCO Parties"), and Oppenheimer Group, Inc. and Oppenheimer Financial Corp. have entered into an agreement for the PIMCO Parties to acquire all of the stock of Advantage Advisers, Inc. ("Advantage"), which serves as investment manager or adviser to each Fund, and a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to certain Funds. Each Fund's meeting will permit its stockholders to consider one or more new investment management or advisory agreements, which will be substantially identical to the existing agreements with such Fund, to be in effect following such acquisition. In addition, The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. meetings will serve as annual meetings, and stockholders of these Funds also are requested to vote on the election of directors and ratify the selection of independent accountants.

     It is important to keep in mind that the PIMCO Parties are acquiring Advantage and OpCap Advisors, not the Funds. Your Fund shares and the management or advisory fees charged each Fund will not change as a result of the transaction. Moreover, the PIMCO Parties have advised each Fund's Board of Directors that Advantage and OpCap Advisors will continue following the transaction to provide the high-quality services to which you've grown accustomed. The transaction does not involve Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser or manager to certain Funds. However, because Advantage is a party to the current agreements between SBAM and certain of such Funds, stockholders of those Funds are being asked to consider new agreements with SBAM.

     Because the Funds are affected similarly by the transaction, the Board of Directors of each Fund determined it would be most efficient to prepare a single combined proxy statement to be sent to the stockholders of all Funds. Further information relating to each Fund is contained in a separate exhibit, which is an important part of the proxy statement. If you are a stockholder of more than one Fund, you will receive a notice of meetings, proxy statement and proxy card for each such Fund. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

     Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed notice of meetings describes which Funds' stockholders are being asked to vote on each proposal, and the proxy card provides for voting only with respect to the proposals relating to such Funds.

     After careful consideration, the Board of Directors of each Fund, including its independent directors, approved the proposals relating to such Fund and recommends that its stockholders vote "FOR" each such proposal. Whether or not you intend to attend the meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

     We thought it would be helpful to provide the questions and answers regarding the transaction and the related proposals on the reverse side of this page. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to carefully review. As always, we thank you for your confidence and support.

     Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800- _________ to answer any questions you may have regarding the voting of your shares, and please feel free to call us at 1-800-421-4777 to answer any questions regarding the transaction or other matters.


Sincerely,

The Chairmen of the Boards and Presidents of:

THE EMERGING MARKETS INCOME FUND INC
THE EMERGING MARKETS INCOME FUND II INC
THE EMERGING MARKETS FLOATING RATE FUND INC.
GLOBAL PARTNERS INCOME FUND INC.
MUNICIPAL ADVANTAGE FUND INC.
MUNICIPAL PARTNERS FUND INC.
MUNICIPAL PARTNERS FUND II INC.
THE CZECH REPUBLIC FUND, INC.

                               QUESTIONS & ANSWERS

Q.   WHO IS BEING ACQUIRED IN THE TRANSACTION?

A. PIMCO Advisors L.P., a publicly traded investment management firm, and its affiliate, Thomson Advisory Group Inc., have agreed to acquire all of the stock of Advantage, investment manager or adviser to each Fund, and a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, is investment adviser to certain Funds. The Funds themselves are not being acquired.

Q.   WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. Pursuant to the Investment Company Act of 1940, consummation of the transaction will cause the automatic termination of each of the existing investment advisory or management agreements with Advantage and OpCap Advisors and each of the existing investment advisory agreements with SBAM. Therefore, in order to ensure continuity of management, stockholders are being asked to approve substantially identical new agreements with Advantage, OpCap Advisors and SBAM.

Q.   HOW WILL THE TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged each Fund will not change as a result of the transaction. Moreover, the PIMCO Parties have advised each Fund's Board that Advantage and OpCap Advisors will continue following the transaction to provide the high-quality services to which you've grown accustomed. Consequently, management of each Fund believes that the transaction will not adversely affect the operations of the Fund.

Q.   HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors of each Fund, including its independent directors, recommends that stockholders vote "FOR" each of the proposals relating to such Fund on the enclosed proxy card.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you have any questions, please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800- _________ to answer any questions you may have regarding the voting of your shares, and please feel free to call us at 1-800-421-4777 to answer any questions regarding the transaction or other matters.

                                   PLEASE VOTE
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

                      THE EMERGING MARKETS INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL ADVANTAGE FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.
                          THE CZECH REPUBLIC FUND, INC.

                                 ---------------

                       NOTICE OF MEETINGS OF STOCKHOLDERS

                                 ---------------


                                                                  April __, 1997


To the stockholders of the above funds:

     Notice is hereby given that special meetings of the stockholders of each of the above funds (each, a "Fund" and, collectively, the "Funds") other than The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc., and annual meetings of the stockholders of each of The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc., will be held on June __, 1997, at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor at the following times:

              The Emerging Markets Income Fund Inc:                10:00 a.m.
              The Emerging Markets Income Fund II Inc:             10:30 a.m.
              The Emerging Markets Floating Rate Fund Inc.:        11:00 a.m.
              Global Partners Income Fund Inc.:                    11:30 a.m.
              Municipal Advantage Fund Inc.:                       12:00 p.m.
              Municipal Partners Fund Inc.:                        12:30 p.m.
              Municipal Partners Fund II Inc.:                      1:00 p.m.
              The Czech Republic Fund, Inc.:                        1:30 p.m.

     The meetings will be held for the following purposes:

The following proposal relates to each Fund:

     1. The approval of a new investment management or advisory agreement between Advantage Advisers, Inc. ("Advantage"), the Fund's investment manager or adviser, as the case may be, and the Fund. No fee increase is proposed.

The following proposal relates to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc.:

     2. The approval of a new investment advisory and administration agreement among Advantage, Salomon Brothers Asset Management Inc, the Fund's investment adviser, and the Fund. No fee increase is proposed.

The following proposal relates to Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc.:

     3. The approval of a new investment advisory or investment advisory and administration agreement, as the case may be, among Advantage, OpCap Advisors, the Fund's investment adviser, and the Fund. No fee increase is proposed.

The following proposal relates to The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc.:

     4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

The following proposal relates to The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc.:

     5. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund.

The following relates to each Fund:

     To conduct any other business as may properly come before the meeting or any adjournments thereof.

     The close of business on _____________, 1997 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, each of the meetings and any adjournments thereof.

                             By Order of the Boards of Directors,

                             By the respective Secretary of the following Funds:

                             THE EMERGING MARKETS INCOME FUND INC
                             THE EMERGING MARKETS INCOME FUND II INC
                             THE EMERGING MARKETS FLOATING RATE FUND INC.
                             GLOBAL PARTNERS INCOME FUND INC.
                             MUNICIPAL ADVANTAGE FUND INC.
                             MUNICIPAL PARTNERS FUND INC.
                             MUNICIPAL PARTNERS FUND II INC.
                             THE CZECH REPUBLIC FUND, INC.

New York, New York
April __, 1997

--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      THE EMERGING MARKETS INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL ADVANTAGE FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.
                          THE CZECH REPUBLIC FUND, INC.


                            COMBINED PROXY STATEMENT

                            Meetings of Stockholders


     This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the above funds (each, a "Fund" and, collectively, the "Funds"), to be used at meetings of stockholders (in each case, the "Meeting") of the Funds and any adjournments thereof. Each Meeting will be held on June __, 1997, at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor at the following times: 10:00 a.m. for The Emerging Markets Income Fund Inc, 10:30 a.m. for The Emerging Markets Income Fund II Inc, 11:00 a.m. for The Emerging Markets Floating Rate Fund Inc., 11:30 a.m. for Global Partners Income Fund Inc., 12:00 p.m. for Municipal Advantage Fund Inc., 12:30 p.m. for Municipal Partners Fund Inc., 1:00 p.m. for Municipal Partners Fund II Inc. and 1:30 p.m. for The Czech Republic Fund, Inc. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about April __, 1997.

     The primary purpose of the Meetings is to permit each Fund's stockholders to consider one or more new investment management and/or advisory agreements to take effect upon consummation of the transaction (the "Acquisition") contemplated by the Agreement and Plan of Merger, dated as of February 13, 1997 (the "Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliate, Thomson Advisory Group Inc. ("TAG" and, collectively with PIMCO Advisors, the "PIMCO Parties"), and Oppenheimer Group, Inc. ("OGI") and its subsidiary, Oppenheimer Financial Corp. ("Opfin" and, collectively with OGI, "Oppenheimer"). Pursuant to the Merger Agreement, the PIMCO Parties will acquire all of the stock of Advantage Advisers, Inc. ("Advantage"), which serves as investment adviser to The Emerging Markets Income Fund Inc and as investment manager to each other Fund, and a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to The Czech Republic Fund, Inc. and as investment adviser and administrator to Municipal Advantage Fund Inc. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 below. Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), consummation of the Acquisition will cause the automatic termination of each Fund's investment management or advisory agreements with Advantage and OpCap Advisors. Therefore, in order to ensure continuity in the management of the Funds, stockholders of The Emerging Markets Income Fund Inc are being asked to approve a new advisory agreement and stockholders of each other Fund are being asked to approve a new management agreement, in each case, with Advantage. For the same reason, stockholders of The Czech Republic Fund, Inc. are being asked to approve a new investment advisory agreement and stockholders of Municipal Advantage Fund Inc. are being asked to approve a new investment advisory and administration agreement, in each case, with Advantage and OpCap Advisors. Moreover, since Advantage is a party to the investment advisory and administration agreement with each SBAM Fund (as defined on the following page) and Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser and administrator to each SBAM Fund, stockholders of each SBAM Fund are being asked to approve a new investment advisory and administration agreement with Advantage and SBAM so that SBAM may continue to serve as investment adviser and administrator to the SBAM Fund. In addition, the Meeting will serve as the annual meeting of the stockholders of The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc., and such stockholders also are requested to vote on the election of directors for the respective Funds and ratify the selection of the Funds' respective independent accountants.

     Stockholders who execute proxies retain the right to revoke them in person at the relevant Meeting or by written notice received by the Secretary of the relevant Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on __________, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders of each Fund entitled to notice of, and to vote at, the relevant Meeting and any adjournments thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each fractional share) held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, each Fund had outstanding the number of shares indicated in the separate fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying, and forming an important part of, this proxy statement. Stockholders of each Fund can vote only on those Proposals affecting their Fund, and stockholders of each Fund will vote separately on each such Proposal from stockholders of the other Funds voting on such Proposal. All of the outstanding capital stock of each Fund will vote together as a single class with respect to each Proposal.

     The Proposals are to be voted upon by stockholders of the Funds as follows:

=====================================================  ==============================================================
                     Proposal                          Funds to which the Proposal Applies
=====================================================  ==============================================================
1.    Approval of a new investment management or       All Funds.
      advisory agreement between Advantage and the
      Fund.
=====================================================  ==============================================================
2.    Approval of a new investment advisory and        The Emerging Markets Income Fund II Inc, The Emerging
      administration agreement among Advantage,        Markets Floating Rate Fund Inc., Global Partners Income Fund
      SBAM and the Fund.                               Inc., Municipal Partners Fund Inc. and Municipal Partners
                                                       Fund II Inc.
=====================================================  ==============================================================

                                                                               3

=====================================================  ==============================================================
                     Proposal                          Funds to which the Proposal Applies
=====================================================  ==============================================================
3.    Approval of a new investment advisory or         Municipal Advantage Fund Inc. and The Czech Republic Fund,
      investment advisory and administration           Inc.
      agreement among Advantage, OpCap Advisors and
      the Fund.
=====================================================  ==============================================================
4.    Election of directors to the Board of            The Emerging Markets Floating Rate Fund Inc. and Municipal
      Directors to hold office until their             Partners Fund Inc.
      successors are duly elected and qualified.
=====================================================  ==============================================================
5.    Ratification of the selection of Price           The Emerging Markets Floating Rate Fund Inc. and Municipal
      Waterhouse LLP as the independent accountants    Partners Fund Inc.
      of the Fund.
=====================================================  ==============================================================

     Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO STOCKHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT TO STOCKHOLDERS, IF ANY, SUCCEEDING SUCH ANNUAL REPORT, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE RELEVANT FUND IN WRITING AT ITS ADDRESS BELOW OR BY CALLING 1-800-421-4777.

     The principal executive offices of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each sometimes referred to herein as an "SBAM Fund" and collectively as the "SBAM Funds") and The Emerging Markets Income Fund Inc are located at 7 World Trade Center, New York, New York 10048. The principal executive offices of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. (each sometimes referred to herein as an "OpCap Fund" and collectively as the "OpCap Funds") are located at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. Each of the Funds is a closed-end management investment company.

     In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve any of the Proposals to be acted on at such Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the relevant Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement with respect to a Fund prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.


             PROPOSAL 1. APPROVAL OF A NEW INVESTMENT MANAGEMENT OR
                ADVISORY AGREEMENT BETWEEN ADVANTAGE AND THE FUND

Stockholders of each of the Funds will vote on this Proposal.

Introduction

     Advantage serves as investment adviser to The Emerging Markets Income Fund Inc pursuant to an advisory agreement with such Fund and as investment manager to each other Fund pursuant to a management agreement with such Fund (in each case, the "Existing Advantage Agreement" and, collectively, the "Existing Advantage Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of such Fund or Advantage, most recently approved the Fund's Existing Advantage Agreement.

     As required by the Investment Company Act, each Existing Advantage Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. As discussed below, consummation of the Acquisition will constitute an assignment of the Existing Advantage Agreement with each Fund. Therefore, in anticipation of the Acquisition, the Board of Directors of each Fund is proposing that its stockholders approve a new investment management or advisory agreement between the Fund and Advantage (in each case, the "New Advantage Agreement" and, collectively, the "New Advantage Agreements"). The New Advantage Agreement proposed for each Fund is substantially identical to its Existing Advantage Agreement. A description of the New Advantage Agreement proposed for each Fund, including the services to be provided by Advantage thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New Advantage Agreement attached hereto as Exhibit B-1.

Information Concerning Advantage

     Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Advantage has served as investment adviser or manager, as the case may be, to each Fund pursuant to such Fund's Existing Advantage Agreement since commencement of the Fund's operations. As of March 31, 1997, Advantage had approximately $_____ billion of assets under management. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each Fund for which Advantage provides management, advisory or sub-advisory services.

     Advantage currently is a wholly-owned subsidiary of Oppenheimer & Co., Inc. ("OpCo"). All of the issued and outstanding stock of OpCo is owned by Oppenheimer Holdings, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer Equities, Inc. Oppenheimer Equities, Inc. is a wholly-owned subsidiary of Opfin, which in turn is a wholly-owned subsidiary of OGI. Oppenheimer & Co., L.P. ("OpCo LP") currently owns approximately 71% of the common stock of OGI. Nathan Gantcher and Stephen Robert are the managing general partners of OpCo LP, the remaining general and limited partner interests of which are owned by employees of OpCo and its affiliates, including Alan H. Rappaport, Mark C. Biderman, Robert I. Kleinberg and Dennis E. Feeney, each of whom is both a general and limited partner of OpCo LP and serves as a director and/or officer of one or more of the Funds, and Robert A. Blum, who is a limited partner of OpCo LP and serves as an officer of two Funds. The principal business address of each of the foregoing entities is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of Advantage following the Acquisition will be 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

     The names, titles and principal occupations of the current directors and executive officers of Advantage are set forth in the following table. The business address of each person listed below is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York, 10281.

                                                                                 Title and
         Name                                                               Principal Occupation
         ----                                                               --------------------
Stephen Robert........................................      Chairman of Advantage and Chairman and Co-Chief
                                                               Executive Officer of OpCo

Alan H. Rappaport.....................................      President and Member of the Board of Advantage and
                                                               Executive Vice President of OpCo

Mark C. Biderman......................................      Executive Vice President of Advantage and Managing
                                                               Director of OpCo

Nitin Sheth...........................................      Vice President of Advantage and Managing Director and
                                                               Director of Corporate Taxes of OpCo

Charles J. DeMarco....................................      Vice President of Advantage and Vice President of OpCo

Melvin S. Herman......................................      Treasurer of Advantage and Managing Director and
                                                               Treasurer of OpCo

                                                                                 Title and
         Name                                                               Principal Occupation
         ----                                                               --------------------

Robert I. Kleinberg...................................      Secretary and Member of the Board of Advantage and
                                                               Executive Vice President, Secretary and General
                                                               Counsel of OpCo

Robert A. Blum........................................      Assistant Secretary of Advantage and Associate General
                                                               Counsel and Managing Director of OpCo

Joyce L. Kramer.......................................      Assistant Secretary of Advantage and Deputy General
                                                               Counsel and Managing Director of OpCo

         The names, titles and principal occupations of the directors and executive officers of Advantage expected to be in effect upon the consummation of the Acquisition are set forth in the following table.

                                                                                 Title and
         Name                                                               Principal Occupation
         ----                                                               --------------------

William D. Cvengros...................................      Chief Executive Officer, President and Member of the
                                                               Board of Advantage and Chief Executive Officer and
                                                               President of PIMCO Advisors

Robert M. Fitzgerald..................................      Senior Vice President, Chief Financial Officer and
                                                               Principal Accounting Officer of Advantage and
                                                               Senior Vice President, Chief Financial Officer and
                                                               Principal Accounting Officer of PIMCO Advisors

Kenneth M. Poovey.....................................      Executive Vice President and General Counsel and
                                                               Member of the Board of Advantage and Executive Vice
                                                               President and General Counsel of PIMCO Advisors

Stephen J. Treadway...................................      Executive Vice President and Member of the Board of
                                                               Advantage and Executive Vice President of PIMCO
                                                               Advisors

James G. Ward.........................................      Senior Vice President of Advantage and Senior Vice
                                                               President of PIMCO Advisors

Richard M. Weil.......................................      Senior Vice President of Advantage and Senior Vice
                                                               President of PIMCO Advisors


     The business address of each person listed above other than Mr. Treadway will be 800 Newport Center Drive, Suite 100, Newport Beach, California 92660 and the business address of Mr. Treadway will be 2187 Atlantic Street, Stamford, Connecticut 06902.

Information Concerning the PIMCO Parties

     PIMCO Advisors is a publicly traded investment management firm whose principal business address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. As of March 31, 1997, PIMCO Advisors had approximately $___ billion of assets under management.

     PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Acquisition own a majority of the voting stock of TAG, which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partner interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"). PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company (the "PIMCO Subpartnership"), a subsidiary of PIMCO Advisors. The PIMCO Managers are: William H. Gross, Dean S. Meiling, James
F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John
L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

     PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is comprised of twelve members, including the chief executive officer of the PIMCO Subpartnership, as Chairman, and six PIMCO Managers designated by the PIMCO Subpartnership. The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any investment management subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board, two members designated by PPLLC, two members designated by the preferred stockholders of TAG and three independent members.

     Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Mutual, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.

The Acquisition

     On February 13, 1997, the PIMCO Parties entered into the Merger Agreement with Oppenheimer, pursuant to which the PIMCO Parties will acquire all of the stock of Advantage and all of the direct and indirect interests of Opfin in Oppenheimer Capital through the merger of OGI with and into TAG. The aggregate purchase price is approximately $265 million, including the issuance of convertible preferred stock of TAG and the assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Acquisition is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents from certain clients. In addition, the Acquisition is conditioned on the approval by the stockholders of the relevant Funds of each New Advantage Agreement and each New OpCap Agreement (as defined below under Proposal 3) being considered at the Meetings. If for any reason the Acquisition is not consummated, the Existing Advantage Agreements, Existing SBAM Agreements (as defined below under Proposal 2) and Existing OpCap Agreements (as defined below under Proposal 3) will remain in effect in accordance with their terms.

     In connection with the consummation of the Acquisition, each of Alan H. Rappaport, Mark C. Biderman and Robert I. Kleinberg will resign from the Board of Directors of each Fund of which he is a member (as set forth in the Fund Exhibit), and it is a condition to such consummation that an officer or employee of PIMCO Advisors or one of its affiliates will have been elected by each such Board to join such Board. In addition, it is a condition to such consummation that the Board of Directors of each SBAM Fund and The Emerging Markets Income Fund Inc will have elected those persons designated by the PIMCO Parties to hold such titles with each such Fund as are currently held by persons affiliated with OpCo and also will have appointed one additional designee of the PIMCO Parties to the office of Vice President of each such Fund. Moreover, it is a condition to such consummation that the Board of Directors of each OpCap Fund will have elected those persons designated by the PIMCO Parties to hold such titles with each OpCap Fund as may be determined by the PIMCO Parties. Pursuant to the Merger Agreement, for a period of one year following consummation of the Acquisition, Messrs. Rappaport and Biderman will act as consultants to Advantage upon its request with respect to the operations of the Funds, and will receive compensation for such services as reasonably determined by Advantage.

     Upon consummation of the Acquisition, Advantage will be a wholly-owned subsidiary of TAG, and Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO

Advisors. Therefore, consummation of the Acquisition will involve a change in control of Advantage and OpCap Advisors, which will constitute an assignment, and thus cause a termination, of each Existing Advantage Agreement and each Existing OpCap Agreement. In addition, since Advantage is a party to each Existing SBAM Agreement, consummation of the Acquisition will constitute an assignment of, and thus a termination of, each such agreement. PIMCO Advisors has advised each Fund that it anticipates upon consummation of the Acquisition that the eligibility of Advantage to serve as an investment adviser or investment manager, as the case may be, will not be affected by the Acquisition and that Advantage will continue to provide the same level of advisory or management services as have been provided to the Fund to date.

Section 15(f) of the Investment Company Act

     Section 15(f) of the Investment Company Act is available to Oppenheimer in connection with the PIMCO Parties' acquisition of Advantage. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Each Fund's Board of Directors is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover, the PIMCO Parties have agreed with Oppenheimer that they will use commercially reasonable efforts to insure that no unfair burden will be imposed on the Fund by or as a result of the Acquisition during such two-year period. The second condition of
Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. Each Fund's compliance with or exemption from such 75% disinterested board requirement is a condition to consummation of the Acquisition, and the PIMCO Parties have entered into related agreements with Oppenheimer with respect to such requirement during such three-year period. In connection with compliance with Section 15(f), the Funds [have filed] an Application with the Securities and Exchange Commission requesting exemption from the 75% disinterested board requirement to avoid the need to reconstitute their Boards of Directors as a result of the Acquisition. There can be no assurance that such exemptive relief will be granted.

Existing and New Advantage Agreements

     The Existing Advantage Agreement and the New Advantage Agreement for each Fund are substantially identical. The following description of the New Advantage Agreement for each Fund is qualified in its entirety by reference to the form of New Advantage Agreement attached hereto as Exhibit B-1.

Services to be Performed

     Pursuant to each New Advantage Agreement, Advantage will continue to supervise the Fund's investment program, including advising and consulting with the Fund's investment adviser (or manager, in the case of The Emerging Markets Income Fund Inc) regarding the Fund's overall investment strategy. Advantage also will provide access to economic information, research and assistance to all Funds.

Expenses and Advisory Fees

     Each New Advantage Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Advantage is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund and the investment adviser (or manager, in the case of The Emerging Markets Income Fund Inc).

     For each Fund, the rate used to determine fees payable by the Fund pursuant to its New Advantage Agreement is identical to the rate in its Existing Advantage Agreement. Consequently, each Fund will pay Advantage a monthly fee at a rate under its New Advantage Agreement which is identical to the fee rate for its Existing Advantage Agreement, which is set forth in the Fund Exhibit. For each Fund, the aggregate amount of investment management or advisory fees paid by such Fund to Advantage for the Fund's most recent fiscal year under its Existing Advantage Agreement is set forth in the Fund Exhibit. Advantage remitted a certain percentage of such fees to third parties, including (i) SBAM, pursuant to an investment advisory and administration agreement among Advantage, SBAM and each SBAM Fund (for a discussion of such agreement, see Proposal 2) and
(ii) OpCap Advisors, an affiliated person of Advantage, pursuant to an investment advisory agreement or an investment advisory and administration agreement, as the case may be, among Advantage, OpCap Advisors and each OpCap Fund (for a discussion of such agreement, see Proposal 3).

Limitation of Liability

     Each New Advantage Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Advantage shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New Advantage Agreement provides that the Fund, under certain circumstances, will indemnify Advantage against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     Each Fund's New Advantage Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New Advantage Agreement, and who are not "interested persons" (as defined in the Investment Company Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund. For each Fund, its New Advantage Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and each New Advantage Agreement will terminate automatically in the event of its assignment.

Evaluation by the Boards of Directors

     At a meeting held on April 1, 1997, each Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the Investment Company Act) of any party to the New Advantage Agreement, approved the New Advantage Agreement for such Fund and recommended that stockholders of the Fund approve such agreement. Each New Advantage Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant Fund approve such agreement.

     In approving the New Advantage Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each Fund has determined that continuity and efficiency of management or advisory services after the Acquisition can best be assured by approving the New Advantage Agreement on behalf of the Fund. The Board of Directors of each Fund believes that the New Advantage Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Advantage Agreement is in the best interests of the Fund and its stockholders.

     In evaluating the New Advantage Agreement, each Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by Advantage and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations and financial condition. Each Board also considered comparative fee information concerning other investment companies advised by Advantage with similar investment objectives, which information is presented in the Fund Exhibit. Each Fund's Board of Directors also considered that the Existing Advantage Agreement and the New Advantage Agreement, including the terms relating to the services to be performed thereunder by Advantage and the expenses and fees payable by the Fund, are substantially identical. Comparisons were made between the New Advantage Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees. Each Fund's Board also met with representatives of PIMCO Advisors to discuss their current intentions with respect to Advantage.

     Each Fund's Board of Directors, with its legal counsel, also considered (i) the nature, quality and scope of the operations and services to date provided by Advantage to the Fund, and which are expected to continue to be provided after the Acquisition with no change in fees, (ii) the commitment of the PIMCO Parties to maintain and enhance the services provided to the Fund by Advantage, (iii) the overall experience and reputation of Advantage in providing such services, and the likelihood of its continued financial stability, (iv) the benefits to Advantage of its relationship with the Fund, (v) the overall experience and reputation the PIMCO Parties, as well as their financial stability, (vi) any aspects of the Acquisition that would affect the ability of Advantage to retain and attract qualified personnel, (vii) possible alternatives to approval of the New Advantage Agreement, (viii) the costs, if any, to be incurred by the Fund in connection with approval of the New Advantage Agreement and (ix) the benefits of continuity in the services to be provided under the New Advantage Agreement.

     Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New Advantage Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of each Fund may have a substantial interest in the approval of the New Advantage Agreement for such Fund as a result of their interests in Advantage or affiliates thereof, as described above under "Information Concerning Advantage" and in the Fund Exhibit.

Required Vote

     As provided by the Investment Company Act, approval of each Fund's New Advantage Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, ADVANTAGE, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW ADVANTAGE AGREEMENT.

              PROPOSAL 2. APPROVAL OF A NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AMONG ADVANTAGE, SBAM AND THE FUND

     Stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will vote on this Proposal.

Introduction

     SBAM serves as investment adviser and administrator to each SBAM Fund pursuant to an investment advisory and administration agreement among Advantage, SBAM and such SBAM Fund (in each case, the "Existing SBAM Agreement" and, collectively, the "Existing SBAM Agreements"), the date of each of which is set forth in the Fund Exhibit. In addition, SBAM serves as investment manager and administrator to The Emerging Markets Income Fund Inc pursuant to a management agreement with such Fund. The Fund Exhibit sets forth the respective dates on which each SBAM Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of such SBAM Fund, Advantage or SBAM, most recently approved the SBAM Fund's Existing SBAM Agreement.

     As required by the Investment Company Act, each Existing SBAM Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. Since Advantage is a party to each Existing SBAM Agreement, consummation of the Acquisition will constitute an assignment by Advantage of each such agreement. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 above. Therefore, in anticipation of the Acquisition, the Board of Directors of each SBAM Fund is proposing that its stockholders approve a new investment advisory and administration agreement among the Advantage, SBAM and the SBAM Fund (in each case, the "New SBAM Agreement" and, collectively, the "New SBAM Agreements"). The New SBAM Agreement proposed for each SBAM Fund is substantially identical to its Existing SBAM Agreement. A description of the New SBAM Agreement proposed for each SBAM Fund, including the services to be provided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM Agreement for each SBAM Fund attached hereto as Exhibit B-2.

Information Concerning SBAM

     SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and a registered investment adviser under the Advisers Act. SBAM has served as investment adviser and administrator to each SBAM Fund pursuant to such SBAM Fund's Existing SBAM Agreement since commencement of the Fund's operations. As of March 31, 1997, SBAM had approximately $_______ billion of assets under management. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each SBAM Fund for which SBAM provides management, advisory or sub-advisory services.

     SBAM is an indirect wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn is a wholly-owned subsidiary of Salomon Inc. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

     The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.


                                                        Title and
        Name                                      Principal Occupation
        ----                                      --------------------

Thomas W. Brock                           Chairman, Chief Executive Officer and
                                            Managing Director of SBAM and
                                            Managing Director and Member of the
                                            Management Board of Salomon
                                            Brothers Inc

Michael S. Hyland                         President, Managing Director and
                                            Member of the Board of
                                            SBAM and Managing Director of
                                            Salomon Brothers Inc

Rodney B. Berens                          Managing Director and Member of Board
                                            of Directors of SBAM and Managing
                                            Director and Member of the
                                            Management Board of Salomon
                                            Brothers Inc

Vilas Gadkari                             Managing Director and Member of the
                                            Board of SBAM and Managing
                                            Director of Salomon Brothers Inc

Richard J. Carbone                        Treasurer of SBAM and Managing
                                            Director of Salomon Brothers Inc

Zachary Snow                              Secretary of SBAM and Managing
                                            Director and Counsel of Salomon
                                            Brothers Inc


     The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.

     Each SBAM Fund has been informed that Berkshire Hathaway, Inc., a Delaware corporation, owned beneficially as of March 31, 1997, shares of Common Stock and Preferred Stock, Series A, of Salomon Inc, aggregating approximately __% of the votes entitled to be cast by the outstanding voting securities of Salomon Inc.

Existing and New SBAM Agreements

     The Existing SBAM Agreement and the New SBAM Agreement for each SBAM Fund are substantially identical. The following description of the New SBAM Agreement for each SBAM Fund is qualified in its entirety by reference to the form of New SBAM Agreement attached hereto as Exhibit B-2.

Services to be Performed

     Pursuant to each New SBAM Agreement, subject to the direction and control of the directors of the SBAM Fund and in consultation with Advantage, SBAM will make investment strategy decisions for each SBAM Fund, manage the investing and reinvesting of assets in accordance with the SBAM Fund's stated policies, place purchase and sale orders for the SBAM Fund, provide financial research and data to the SBAM Fund and be responsible for administrative and stockholder services. SBAM subcontracts certain of its contractual administrative responsibilities to the entities listed in the Fund Exhibit.

Expenses and Advisory Fees

     Each New SBAM Agreement provides that the SBAM Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the SBAM Fund.

     For each SBAM Fund, the rate used to determine fees payable to SBAM pursuant to the New SBAM Agreement is identical to the rate in its Existing SBAM Agreement. Consequently, SBAM will be paid a monthly fee at a rate under each SBAM Fund's New SBAM Agreement which is identical to the fee rate for its Existing SBAM Agreement, which is set forth in the Fund Exhibit. For each SBAM Fund, the aggregate amount of fees paid to SBAM for the SBAM Fund's most recent fiscal year under its Existing SBAM Agreement is set forth in the Fund Exhibit.

Limitation of Liability

     Each New SBAM Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM shall not be liable to the SBAM Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New SBAM Agreement provides that the SBAM Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     Each SBAM Fund's New SBAM Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the SBAM Fund's Board of Directors who are not parties to the New SBAM Agreement, and who are not "interested persons" (as defined in the Investment Company Act) of any such party, and (ii) a majority of the SBAM Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the SBAM Fund. For each SBAM Fund, its New SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the SBAM Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the SBAM Fund, or by SBAM, and each New SBAM Agreement will terminate automatically in the event of its assignment.

Evaluation by the Boards of Directors

     At a meeting held on April 1, 1997, each SBAM Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the Investment Company Act) of any party to the New SBAM Agreement, approved the New SBAM Agreement for such SBAM Fund and recommended that stockholders of the SBAM Fund approve such agreement. Each New SBAM Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant Fund approve such agreement.

     In approving the New SBAM Agreement and determining to submit it to the stockholders for their approval, the Board of Directors of each SBAM Fund has determined that continuity and efficiency of management or advisory services after the Acquisition can best be assured by approving the New SBAM Agreement on behalf of the SBAM Fund. The Board of each SBAM Fund believes that the New SBAM Agreement will enable the SBAM Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM Agreement is in the best interests of the SBAM Fund and its stockholders.

     In evaluating the New SBAM Agreement, each SBAM Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM. These materials included financial statements as well as other written information regarding SBAM and its personnel, operations and financial condition. Each SBAM Fund's Board of Directors also considered comparative fee information concerning other investment companies advised by SBAM with similar investment objectives, which information is presented in the Fund Exhibit. Each SBAM Fund's Board of Directors also considered that the Existing SBAM Agreement and the New SBAM Agreement, including the terms relating to the services to be performed thereunder by SBAM and the expenses and advisory fees payable to SBAM, are substantially identical. Comparisons also were made between the New SBAM Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees.

     Each SBAM Fund's Board of Directors, with its legal counsel, also considered (i) the nature, quality and scope of the services provided to date by SBAM, and which are expected to continue to be provided after the Acquisition with no change in fees, (ii) the commitment of SBAM to maintain and enhance the services provided to the Fund by it, (iii) the overall experience and reputation of SBAM in providing such services, and the likelihood of its financial stability, (iv) the benefits to SBAM of its relationship with the SBAM Fund, (v) that the Acquisition will have no impact on SBAM, its personnel or the services it provides to the SBAM Fund, (vi) possible alternatives to approval of the New SBAM Agreement, (vii) the costs, if any, to be incurred by the SBAM Fund in connection with approval of the New SBAM Agreement and (viii) the benefits of continuity in the services to be provided under the New SBAM Agreement.

     Based upon its review of the above factors, the Board of Directors of each SBAM Fund concluded that the New SBAM Agreement is in the best interests of the SBAM Fund and its stockholders.

     Certain directors and officers of each SBAM Fund may have a substantial interest in the approval of the New SBAM Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described in the Fund Exhibit.

Required Vote

     As provided by the Investment Company Act, approval of each SBAM Fund's New SBAM Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the SBAM Fund. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, ADVANTAGE, SBAM, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW SBAM AGREEMENT.

              PROPOSAL 3. APPROVAL OF A NEW INVESTMENT ADVISORY OR
             INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AMONG
                     ADVANTAGE, OPCAP ADVISORS AND THE FUND

     Stockholders of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. will vote on this Proposal.

Introduction

     OpCap Advisors serves as investment adviser and administrator to Municipal Advantage Fund Inc. pursuant to an investment advisory and administration agreement among Advantage, OpCap Advisors and such Fund and as investment adviser to The Czech Republic Fund, Inc. pursuant to an investment advisory agreement among Advantage, OpCap Advisors and such Fund (in each case, the "Existing OpCap Agreement" and, collectively, the "Existing OpCap Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each OpCap Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of such OpCap Fund, Advantage or OpCap Advisors, most recently approved the OpCap Fund's Existing OpCap Agreement.

     As required by the Investment Company Act, each Existing OpCap Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. Since Advantage and OpCap Advisors are parties to each Existing OpCap Agreement, consummation of the Acquisition will constitute an assignment by each of Advantage and OpCap Advisors of each such Agreement. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 above. Therefore, in anticipation of the Acquisition, the Board of Directors of each OpCap Fund is proposing that its stockholders approve a new investment advisory or investment advisory and administration agreement among Advantage, OpCap Advisors and the OpCap Fund (in each case, the "New OpCap Agreement" and, collectively, the "New OpCap Agreements"). The New OpCap Agreement proposed for each OpCap Fund is substantially identical to its Existing OpCap Agreement. In this connection, stockholders of The Czech Republic Fund, Inc. should note that such Fund's New OpCap Agreement has an initial term of two years, while its Existing OpCap Agreement has a one year initial term. A description of the New OpCap Agreement proposed for each OpCap Fund, including the services to be provided by OpCap thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New OpCap Agreement for each OpCap Fund attached hereto as Exhibit B-3.

Information Concerning OpCap Advisors

     OpCap Advisors, formerly known as Quest for Value Advisors, is a Delaware general partnership and a registered investment adviser under the Advisers Act. OpCap Advisors has served as the investment adviser and administrator to Municipal Advantage Fund Inc. since commencement of the Fund's operations. OpCap Advisors has served as the investment adviser to The Czech Republic Fund, Inc. since commencement of the Fund's operations. As of March 31, 1997, OpCap Advisors had approximately $______ of assets under management.

The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each OpCap Fund for which OpCap Advisors provides management, advisory or sub-advisory services.

     Oppenheimer Capital, a general partnership that is a registered investment adviser with approximately $___ billion in assets under management as of March 31, 1997, and Opfin, a holding company, currently hold 99% and 1% general partnership interests in OpCap Advisors, respectively. Opfin currently holds a 32.52% general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin currently is the sole 1% general partner, owns the remaining 67.48% interest. Opfin currently is a wholly-owned subsidiary of OGI, 71% of the common stock of which currently is owned by OpCo LP. The principal business address of each of the foregoing entities is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap Advisors is not expected to change as a result of the Acquisition.

     The names, titles and principal occupations of the current executive officers of OpCap Advisors are set forth in the following table. The business address of each person listed below is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.


                                                 Title and
            Name                           Principal Occupation
            ----                           --------------------

Joseph M. LaMotta                   Chairman of OpCap Advisors and Chairman of
                                       Oppenheimer Capital

Bernard H. Garil                    President of OpCap Advisors

Sheldon M. Siegel                   Treasurer and Chief Financial Officer of
                                       OpCap Advisors and Managing Director,
                                       Treasurer and Chief Financial Officer of
                                       Oppenheimer Capital

     Upon consummation of the Acquisition, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors (as discussed under "The Acquisition" in Proposal 1). PIMCO Advisors has advised each OpCap Fund that it anticipates that the senior portfolio management team of Oppenheimer Capital and OpCap Advisors will continue in their present capacities upon consummation of the Acquisition, that the eligibility of OpCap Advisors to serve as an investment adviser will not be affected by the Acquisition and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory services with no material changes in operating conditions. PIMCO Advisors has further advised each OpCap Fund that it anticipates that the Acquisition will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under each New OpCap Agreement.

     OpCo, an affiliate of Advantage and OpCap Advisors, currently serves as the administrator to The Czech Republic Fund, Inc. pursuant to an administration agreement (the "Administration Agreement"). The address of OpCo is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. OpCo subcontracts certain of its administrative responsibilities to the entity listed in the Fund Exhibit. At a meeting held on April 1, 1997, the Board of Directors of The Czech Republic Fund, Inc. approved an administration agreement with OpCap Advisors, substantially in the form of the Administration Agreement, pursuant to which OpCap Advisors will replace OpCo as administrator of the Fund upon consummation of the Acquisition. The aggregate fees paid or payable for the services provided under the Administration Agreement are described in the Fund Exhibit.

Section 15(f) of the Investment Company Act

     Section 15(f) of the Investment Company Act is available to Oppenheimer in connection with the PIMCO Parties' acquisition of a controlling interest in OpCap Advisors. For a discussion of Section 15(f), see "Section 15(f) of the Investment Company Act" under Proposal 1 above.

Existing and New OpCap Agreements

     The Existing OpCap Agreement and the New OpCap Agreement for each OpCap Fund are substantially identical. The following description of the New OpCap Agreement for each OpCap Fund is qualified in its entirety by reference to the form of New OpCap Agreement attached hereto as Exhibit B-3.

Services to be Performed

     Pursuant to each New OpCap Agreement, subject to the direction and control of the directors of the OpCap Fund and in consultation with Advantage, OpCap Advisors will make investment strategy decisions for each OpCap Fund, manage the investing and reinvesting of assets in accordance with the OpCap Fund's stated policies, place purchase and sale orders for the OpCap Fund, provide financial research and data to the OpCap Fund and, with respect to Municipal Advantage Fund Inc., be responsible for administrative and stockholders services. OpCap Advisors subcontracts certain of its contractual administrative responsibilities for Municipal Advantage Fund Inc. to the entity listed in the Fund Exhibit.

Expenses and Advisory Fees

     Each New OpCap Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that OpCap Advisors is responsible for the expenses in connection with providing office space, office facilities and personnel reasonably necessary for performance of the services to be provided by it to the OpCap Fund.

     For each OpCap Fund, the rate used to determine fees payable to OpCap Advisors pursuant to the New OpCap Agreement is identical to the rate in its Existing

OpCap Agreement. Consequently, OpCap Advisors will be paid a monthly fee at a rate under each OpCap Fund's New OpCap Agreement which is identical to the fee rate for its Existing OpCap Agreement, which is set forth in the Fund Exhibit. For each OpCap Fund, the aggregate amount of the fees paid to OpCap Advisors for the OpCap Fund's most recent fiscal year under its Existing OpCap Agreement is set forth in the Fund Exhibit.

Limitation of Liability

     Each New OpCap Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), OpCap Advisors shall not be liable to the OpCap Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New OpCap Agreement provides that the OpCap Fund, under certain circumstances, will indemnify OpCap Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

     Each OpCap Fund's New OpCap Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the OpCap Fund's Board of Directors who are not parties to the New OpCap Agreement, and who are not "interested persons" (as defined in the Investment Company Act) of any such party, and (ii) a majority of the OpCap Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act) of the OpCap Fund. The Existing OpCap Agreement for The Czech Republic Fund, Inc. has an initial term of one year. For each OpCap Fund, its New OpCap Agreement may be terminated, without penalty, on 60 days' notice, by the OpCap Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the OpCap Fund, or by Advantage, and each New OpCap Agreement will terminate automatically in the event of its assignment. In addition, like such Fund's Existing OpCap Agreement, the New OpCap Agreement for Municipal Advantage Fund Inc. may be terminated, without penalty, on 60 days' notice, by OpCap Advisors.

Evaluation by the Boards of Directors

     At a meeting held on April 1, 1997, each OpCap Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the Investment Company Act) of any party to the New OpCap Agreement, approved the New OpCap Agreement for such OpCap Fund and recommended that the stockholders of the OpCap Fund approve such agreement. Each New OpCap Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant OpCap Fund approve such agreement.

     In approving the New OpCap Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each OpCap Fund has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New OpCap Agreement on behalf of the OpCap Fund. The Board of each OpCap Fund believes that the New OpCap Agreement will enable the OpCap Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New OpCap Agreement is in the best interests of the OpCap Fund and its stockholders.

     In evaluating the New OpCap Agreement, each Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by OpCap Advisors and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations and financial condition. Each Board also reviewed information about OpCap Advisors. Each Board also considered comparative fee information concerning other investment companies (if any) advised by OpCap Advisors with similar investment objectives, which information is presented in the Fund Exhibit. Each OpCap Fund's Board of Directors also considered that the Existing OpCap Agreement and the New OpCap Agreement, including the terms relating to the services to be performed thereunder by OpCap Advisors and the expenses and advisory fees payable to OpCap Advisors, are substantially identical. Comparisons were made between the New OpCap Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees. Each OpCap Fund's Board of Directors met with representatives of PIMCO Advisors to discuss their current intentions with respect to Oppenheimer Capital and OpCap Advisors.

     Each OpCap Fund's Board of Directors, with its legal counsel, also considered (i) the nature, quality and scope of the operations and services to date provided by OpCap Advisors to the Fund, and which are expected to continue to be provided after the Acquisition with no change in fees, (ii) the commitment of the PIMCO Parties to maintain and enhance the services provided to the Fund by OpCap Advisors, (iii) the overall experience and reputation of OpCap Advisors in providing such services, and the likelihood of its continued financial stability, and (iv) the benefits to OpCap of its relationship with the OpCap Fund, (v) the overall experience and reputation of the PIMCO Parties, as well as their financial stability, (vi) any aspects of the Acquisition that would affect the ability of OpCap Advisors to retain and attract qualified personnel, (vii) possible alternatives to approval of the New OpCap Agreement, (viii) the costs, if any, to be incurred by the OpCap Fund in connection with approval of the New OpCap Agreement and (ix) the benefits of continuity in the services to be provided under the New OpCap Agreement.

     Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New OpCap Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of each OpCap Fund may have a substantial interest in the approval of the New OpCap Agreement for such Fund as a result of their interests in OpCap Advisors or affiliates thereof, as described in Proposal 1 and in the Fund Exhibit.

Required Vote

     As provided by the Investment Company Act, approval of each OpCap Fund's New OpCap Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the OpCap Fund. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, ADVANTAGE, OPCAP ADVISORS, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW OPCAP AGREEMENT.


                        PROPOSAL 4. ELECTION OF DIRECTORS

     Stockholders of The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. will vote on this Proposal.

     The Meetings of the Funds listed above also will serve as such Fund's Annual Meeting of Stockholders for the 1997 calendar year, and stockholders of each such Fund are being asked to consider for election as directors the individuals (the "Nominees") listed in the Fund Exhibit. As described in the Fund Exhibit, each Fund's Board of Directors is divided into three classes. Consequently, stockholders of each Fund will be electing two directors at the respective Meetings. Biographical information about the Nominees and other directors and executive officers of such Fund, and other information relating to, among other things, compensation of such individuals, is set forth in the Fund Exhibit. Each Nominee currently serves as a director of the relevant Fund.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed otherwise) FOR the election of the Nominees. Each Nominee has indicated that he or she will serve if elected, but if any Nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

Required Vote

     For The Emerging Markets Floating Rate Fund Inc., the two Nominees will be elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at the Meeting, provided a quorum is present. For Municipal Partners Fund Inc., the two Nominees will be elected by a plurality of the votes cast by the holders of the Fund's common stock and preferred stock, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present. For purposes of the election of directors of each of the above Funds, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of directors.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


                         PROPOSAL 5. RATIFICATION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Stockholders of The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. will vote on this Proposal.

     Because the Meetings of the Funds listed above will serve as each such Fund's Annual Meeting of Stockholders for the 1997 calendar year, the stockholders of each such Fund will be asked to ratify the selection by the Fund's Board of Directors of the Fund's independent accountants. The Board of Directors of each such Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year of the Fund set forth in the Fund Exhibit. The appointment of independent accountants is approved annually by each such Fund's Board of Directors and is subsequently submitted to its stockholders for ratification. Price Waterhouse LLP served as independent accountant for each such Fund for the fiscal year most recently completed. [Each Fund has been advised by Price Waterhouse LLP that, as of the Record Date, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund.] A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning each Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

          THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS.

Required Vote

     Ratification of the selection of Price Waterhouse LLP as independent accountants of The Emerging Markets Floating Rate Fund Inc. requires the affirmative vote of the holders of a majority of the shares of the Fund's common stock present in person or represented by proxy at the Meeting, provided a quorum is present. Ratification of the selection of Price Waterhouse LLP as independent accountants of Municipal Partners Fund Inc. requires the affirmative vote of the holders of a majority of the shares of the Fund's common stock and preferred stock, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present. For purposes of this Proposal, abstentions and broker non-votes will not be considered votes cast.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     Information regarding the number and percentage of outstanding shares of each Fund owned beneficially by each director and executive officer thereof, and all directors and executive officers as a group, and each person, to the knowledge of such Fund, owning beneficially more than 5% of any class of such Fund's outstanding shares, in each case as of February 28, 1997, is set forth in the Fund Exhibit.


                                 OTHER BUSINESS

     Each Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on that matter.


                             EXPENSES OF THE MEETING

     The expenses of the Meeting of each Fund other than The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. will be borne two-thirds by the PIMCO Parties and one-third by Oppenheimer. The expenses of the Meetings of The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. relating to the approval of new investment advisory or management agreements will be borne two-thirds by the PIMCO Parties and one-third by Oppenheimer, while the expenses of such Meetings relating to the governance of such Funds will be borne by the respective Funds.

     Proxies may be solicited personally by officers of each Fund and by regular employees of Advantage, SBAM and OpCap Advisors, or their affiliates, or other representatives of each Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, each Fund has retained D.F. King & Co, Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation services in an amount not to exceed [$5,000 per fund] plus reasonable out-of-pocket expenses. Therefore, expenses of the Meetings will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

     D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at their toll-free number, 1-800-____________.


April __, 1997

                                                                       EXHIBIT A

                                  FUND EXHIBIT

     A. General Information. The following information relates to each of the Funds identified below and is provided in connection with the proposals in the proxy statement relating to each such Fund. Stockholders of The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. also should refer to the information relating specifically to each such Fund which is provided below under the heading "Specific Fund Information." Terms used herein and not otherwise defined have the meanings given to them in the proxy statement.


1.   INFORMATION PERTAINING TO THE MEETING:

     The following table sets forth the issued and outstanding shares of each Fund as of the Record Date.

                                                   Number of Shares                   Number of Shares
                                                    of Common Stock                 of Preferred Stock
Name of Fund                                     Issued and Outstanding            Issued and Outstanding
------------                                     ----------------------            ----------------------
The Emerging Markets Income Fund Inc                                                           --

The Emerging Markets Income Fund II Inc                                                        --

The Emerging Markets Floating Rate Fund Inc.                                                   --

Global Partners Income Fund Inc.                                                               --

Municipal Advantage Fund Inc.

Municipal Partners Fund Inc.

Municipal Partners Fund II Inc.

The Czech Republic Fund, Inc.                                                                  --



2. INFORMATION PERTAINING TO THE EXISTING ADVANTAGE AGREEMENTS, THE EXISTING SBAM AGREEMENTS AND THE EXISTING OPCAP AGREEMENTS.

     The following table provides information regarding the date of each Existing Advantage Agreement, Existing SBAM Agreement and Existing OpCap Agreement, the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to Advantage, SBAM and/or OpCap Advisors, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.

                                                                               2

                                                                                                               Fees Paid
         Name of Fund                        Agreement            Date of     Date of Last     Fees Paid     by Advantage
     (and Fiscal Year-end)                  Description         Last Board    Shareholder     by Fund to      to SBAM or
                                            (and Date)           Approval       Approval       Advantage    OpCap Advisors
                                            ----------           --------       --------       ---------    --------------
The Emerging Markets Income Fund      Existing Advantage          2/24/97       12/8/93        $273,497           --
Inc (8/31)                            Agreement (10/22/92)
The Emerging Markets Income Fund II   Existing Advantage          2/24/97       6/16/93       $3,108,547          --
Inc (5/31)                            Agreement (6/18/93)
                                      Existing SBAM Agreement     2/24/97       6/16/93           --          $_______(1)
                                      (6/18/93)
The Emerging Markets Floating Rate    Existing Advantage          2/24/97       3/15/94        $692,817           --
Fund Inc. (2/28)                      Agreement (3/17/94)
                                      Existing SBAM Agreement     2/24/97       3/15/94           --          $_______(1)
                                      (3/17/94)
Global Partners Income Fund Inc.      Existing Advantage          2/24/97       10/20/93      $2,009,026          --
(8/31)                                Agreement (10/21/93)
                                      Existing SBAM Agreement     2/24/97       10/20/93          --          $_______(1)
                                      (10/21/93)
Municipal Advantage Fund Inc.         Existing Advantage          2/21/97       4/21/93        $929,882           --
(10/31)                               Agreement (4/22/93)
                                      Existing OpCap              2/21/97       4/21/93           --          $557,929(1)
                                      Agreement (4/22/93)
Municipal Partners Fund Inc. (12/31)  Existing Advantage          7/17/96       1/21/93        $715,129           --
                                      Agreement (1/21/93)
                                      Existing SBAM Agreement     7/17/96       1/21/93           --          $_______(1)
                                      (1/21/93)
Municipal Partners Fund II Inc.       Existing Advantage          7/17/96       7/21/93        $741,705           --
(6/30)                                Agreement (7/23/93)
                                      Existing SBAM Agreement     7/17/96       7/21/93           --          $_______(1)
                                      (7/23/93)
The Czech Republic Fund, Inc. (8/31)  Existing Advantage          9/13/96       9/20/94       $755,154(3)         --
                                      Agreement (9/23/94)
                                      Existing OpCap              9/13/96     11/15/96(2)         --          $302,063(3)
                                      Agreement (11/15/96)

----------------
(1)  Includes payment for administrative services.

(2) Pursuant to an advisory agreement among Advantage, BAI Fondsberatung GmbH ("BAI") and the Fund, BAI served as regional adviser to the Fund, providing advice and recommendations to OpCap Advisors regarding the purchase, sale or holding of particular Czech and other Central European securities, as well as research and statistical data, commencing with the Fund's inception. On September 13, 1996, BAI resigned as regional adviser, effective as of November 15, 1996. OpCap Advisors and Advantage are responsible for providing to the Fund the services previously provided by BAI. The Existing OpCap Agreement was last approved by the stockholders at a meeting held on November 15, 1996 in connection with approval of changes relating to the assumption by OpCap Advisors of the advisory services previously provided to the Fund by BAI and a related increase in the advisory fee remitted by Advantage to OpCap Advisors from 0.40% to 0.50% of the Fund's average weekly net assets.

(3) Had the changes described in footnote 2 been effective during the fiscal year ended August 31, 1996, OpCap would have been entitled to receive from Advantage an additional $75,516 in fees during such fiscal year and Advantage would have retained an additional $75,515 in fees for such fiscal year.

3.       INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

        The following table provides information regarding the directors and officers of The Emerging Markets Income Fund Inc who currently are also directors, officers or employees of Advantage.

Name                                         Position with the Fund                     Position with Advantage
----                                         ----------------------                     -----------------------
Alan H. Rappaport                       President and Member of the Board          President and Member of the Board


     The following table provides information regarding the directors and officers of Municipal Advantage Fund Inc. and/or The Czech Republic Fund, Inc. who currently are also directors, officers or employees of Advantage or OpCap Advisors.

                                 Position with Municipal        Position with The Czech        Position with Advantage
Name                               Advantage Fund Inc.            Republic Fund, Inc.             or OpCap Advisors
----                               -------------------            -------------------             -----------------
Alan H. Rappaport                             --                Chairman of the Board          President and Member of the
                                                                                               Board, Advantage

Mark C. Biderman                 President and Member of the                 --                Executive Vice President,
                                 Board                                                         Advantage

Robert I. Kleinberg              Secretary and Member of the    President, Secretary and       Secretary and Member of the
                                 Board                          Member of the Board            Board, Advantage

Robert A. Blum                   Assistant Secretary            Assistant Secretary            Assistant Secretary,
                                                                                               Advantage


     The following table provides information regarding the directors and officers of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and/or Global Partners Income Fund Inc. who currently are also directors, officers or employees of Advantage or SBAM.

                                  Position with The Emerging
                                 Markets Income Fund II Inc/
                                    The Emerging Markets           Position with Global              Position with
Name                               Floating Rate Fund Inc.        Partners Income Fund Inc          Advantage or SBAM
----                               -----------------------        ------------------------          -----------------
Alan H. Rappaport                Chairman of the Board          President and Member of the    President and Member of the
                                                                Board                          Board, Advantage

Michael S. Hyland                President and Member of the    Chairman of the Board          President, Managing
                                 Board                                                         Director and Member of the
                                                                                               Board, SBAM

Peter J. Wilby                   Executive Vice President       Executive Vice President       Managing Director, SBAM

Thomas K. Flanagan               Executive Vice President       Executive Vice President       Director, SBAM

Beth A. Semmel                                --                Executive Vice President       Director, SBAM

Lawrence H. Kaplan               Executive Vice President and   Executive Vice President and   Vice President and Chief
                                 General Counsel                General Counsel                Counsel, SBAM

Alan M. Mandel                   Treasurer                      Treasurer                      Vice President, SBAM

Amy W. Yeung                     Assistant Treasurer(1)                      --                Investment Accounting
                                                                                               Manager, SBAM

Laurie A. Pitti                  Assistant Treasurer            Assistant Treasurer            Investment Accounting
                                                                                               Manager, SBAM

Jennifer G. Muzzey               Secretary                      Secretary                      Employee, SBAM

Noel B. Daugherty                Assistant Secretary            Assistant Secretary            Employee, SBAM


------------

(1)  Ms. Yeung holds no office with The Emerging Markets Floating Rate Fund Inc.

     The following table provides information regarding the directors and officers of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. who currently are also directors, officers or employees of Advantage or SBAM.

                                   Position with Municipal        Position with Municipal             Position with
Name                                 Partners Fund Inc.            Partners Fund II Inc.            Advantage or SBAM
----                                 ------------------            ---------------------            -----------------
Mark C. Biderman                 Chairman of the Board          Chairman of the Board          Executive Vice President,
                                                                                               Advantage

Michael S. Hyland                President and Member of the    President and Member of the    President, Managing
                                 Board                          Board                          Director and Member of the
                                                                                               Board, SBAM

Marybeth Whyte                   Executive Vice President       Executive Vice President       Director, SBAM

Lawrence H. Kaplan               Executive Vice President and   Executive Vice President and   Vice President and Chief
                                 General Counsel                General Counsel                Counsel, SBAM

Alan M. Mandel                   Treasurer                      Treasurer                      Vice President, SBAM

Laurie A. Pitti                  Assistant Treasurer            Assistant Treasurer            Investment Accounting
                                                                                               Manger, SBAM

Jennifer G. Muzzey               Secretary                      Secretary                      Employee, SBAM

Noel B. Daugherty                Assistant Secretary            Assistant Secretary            Employee, SBAM

Robert I. Kleinberg              Assistant Secretary            Assistant Secretary            Secretary and Member of the
                                                                                               Board, Advantage


     In connection with the consummation of the Acquisition, each of Messrs. Rappaport, Biderman and Kleinberg will resign as a director and/or officer of each Fund for which he currently serves in such capacity, Mr. Blum will resign as an officer of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. and Dennis E. Feeney will resign as Treasurer of The Czech Republic Fund, Inc. It is a condition to such consummation that the Board of Directors of each Fund will have elected one person designated by the PIMCO Parties to join each such Board. In addition, it is a condition to such consummation that the Board of Directors of each SBAM Fund and The Emerging Markets Income Fund Inc will have elected those persons designated by the PIMCO Parties to hold such titles with each such Fund as are currently held by the foregoing officers who are resigning and also will have appointed one additional designee of the PIMCO Parties to the office of Vice President of each such Fund. Moreover, it is a condition to such consummation that the Board of Directors of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. will have elected additional persons designated by the PIMCO Parties to hold such offices as may be determined by the PIMCO Parties.

     The PIMCO Parties expect to designate Stephen J. Treadway for election by the Board of Directors of each Fund to join such Board and to assume those offices currently held by Messrs. Rappaport, Biderman and Kleinberg. Mr. Treadway has served since May 1996 as an Executive Vice President of PIMCO Advisors and as Director, Chairman and President of PIMCO Funds Distribution Company. Prior to May 1996, Mr. Treadway was employed by Smith Barney Inc. for more than 18 years, serving in various senior officer positions.

     Each SBAM Fund's directors and executive officers own, individually and in the aggregate, directly or indirectly, less than 1% of the outstanding shares of Salomon Inc, the parent of SBAM.

4.   INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

     The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of February 28, 1997.


                                   Municipal Partners         Municipal Partners
Name                                    Fund Inc.                Fund II Inc.
----                                    ---------                ------------
Charles F. Barber                         1,000                     1,000
Mark C. Biderman                           -0-                        -0-
Allan C. Hamilton                         2,108                     2,108
Michael S. Hyland
Robert L. Rosen                            -0-                        -0-
Laurence H. Kaplan                         -0-                        -0-
Alan M. Mandel                             -0-                        -0-
Jennifer G. Muzzey                         -0-                        -0-
Marybeth Whyte


All Directors and
Executive Officers
(as a group)


     The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of February 28, 1997.


                                          The Emerging          The Emerging          The Emerging        Global Partners
                                         Markets Income        Markets Income       Markets Floating          Income
Name                                        Fund Inc             Fund II Inc         Rate Fund Inc.          Fund Inc.
----                                        --------             -----------         --------------          ---------
Charles F. Barber                            2,367                 4,088                   500                1,000
Leslie H. Gelb                                -0-                   -0-                   -0-                  -0-
Michael S. Hyland
Alan H. Rappaport                            1,517(1)              1,000                 1,000                1,000
Riordan Roett                                 -0-                   -0-                   -0-                  -0-
Jeswald W. Salacuse                           200                   200                   200                  200
Thomas K. Flanagan
Lawrence H. Kaplan                            -0-                   -0-                   -0-                  -0-
Alan M. Mandel                                -0-                   -0-                   -0-                  -0-
Jennifer G. Muzzey                            -0-                   -0-                   -0-                  -0-
Beth A. Semmel                                --                    --                    --
Peter J. Wilby


All Directors and
Executive Officers
(as a group)



----------

(1) 508 of such shares are owned by Mr. Rappaport's wife. Mr. Rappaport disclaims beneficial ownership of such shares for purposes of the Securities Exchange Act of 1934, as amended.

     The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of February 28, 1997.

                                              Municipal                                                       The Czech
                                              Advantage                                                        Republic
Name                                          Fund Inc.           Name                                        Fund, Inc.
----                                          ---------           ----                                        ----------
Mark C. Biderman                                5,817             Paul Belica                                     500
Raymond D. Horton                                -0-              Leslie H. Gelb                                  100
Robert I. Kleinberg                              -0-              Robert I. Kleinberg                            1,402
Robert L. Rosen                                  -0-              Wendy W. Luers
Jeswald W. Salacuse                              222              Alan H. Rappaport                              1,370
                                                                  Luis Rubio                                      -0-
                                                                  Dennis E. Feeney                                -0-


All Directors and                               6,039             All Directors and
Executive Officers                                                Executive Officers
(as a group)                                                      (as a group)


     For each of the Funds, the holdings of no director or executive officer, nor the directors and executive officers of such Fund as a group, represented more than 1% of the outstanding shares of such Fund's common stock as of February 28, 1997. Except as otherwise noted above, each director and executive officer has sole voting and investment power with respect to the listed shares. No director or executive officer held any shares of preferred stock of any Fund as of February 28, 1997.

     No person owned of record, or to the knowledge of such Fund owned beneficially, more than 5% of a Fund's outstanding shares as of February 28, 1997, except that Cede & Co., as nominee for the participants in Depository Trust Company, held of record the number and percentage of shares of common stock and preferred stock, if applicable, set forth in the following table.

                                             Number of            Percentage of            Number of         Percentage of
                                             Shares of         Outstanding Shares          Shares of      Outstanding Shares
Name of Fund                               Common Stock          of Common Stock        Preferred Stock   of Preferred Stock
------------                               ------------          ---------------        ---------------   ------------------
The Emerging Markets Income Fund                                                             --                   --
  Inc
The Emerging Markets Income Fund                                                             --                   --
  II Inc
The Emerging Markets Floating Rate                                                           --                   --
  Fund Inc.
Global Partners Income Fund Inc.                                                             --                   --
Municipal Advantage Fund Inc.
Municipal Partners Fund Inc.
Municipal Partners Fund II Inc.
The Czech Republic Fund, Inc.                                                                --                   --


5.   COMPARATIVE FEE INFORMATION:

     Advantage serves as an investment adviser or manager to each Fund. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets

Floating Rate Fund Inc. and Global Partners Income Fund Inc. have similar investment objectives; and Municipal Advantage Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have similar investment objectives.

                                                      Investment Advisory, Management or              Approximate net assets
                                                     Sub-Advisory Fee (as a percentage of              as of March 31, 1997
Name of Fund                                              average weekly net assets)                      (in millions)
------------                                              --------------------------                      -------------
The Emerging Markets Income Fund Inc                            0.50%                                   $
The Emerging Markets Income Fund II Inc                         1.20% (1)
The Emerging Markets Floating Rate Fund Inc.                    1.10% (2)
Global Partners Income Fund Inc.                                1.10% (2)
Municipal Partners Fund Inc.                                    0.60% (3)
Municipal Partners Fund II Inc.                                 0.60% (3)
Municipal Advantage Fund Inc.                                   0.60% (4)
The Czech Republic Fund, Inc.                                   1.00% (5)

----------

(1) Advantage remits a portion of its fee to SBAM at an annual rate of 0.70% of the Fund's average weekly net assets.

(2) Advantage remits a portion of its fee to SBAM at an annual rate of 0.65% of the Fund's average weekly net assets.

(3) Advantage remits a portion of its fee to SBAM at an annual rate of 0.36% of the Fund's average weekly net assets.

(4) Advantage remits a portion of its fee to OpCap Advisors at an annual rate of 0.36% of the Fund's average weekly net assets.

(5) Advantage remits a portion of its fee to OpCap Advisors at an annual rate of 0.50% of the Fund's average weekly net assets.


     SBAM serves as an investment adviser, manager or sub-adviser to each SBAM Fund and to the other investment companies listed below which have similar investment objectives. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Worldwide Income Fund Inc and Atlas Emerging Markets Debt Fund have similar investment objectives; and Municipal Partners Fund Inc., Municipal Partners Fund II Inc., New York Municipal Bond Fund and Salomon Brothers Intermediate Municipal Bond Fund have similar investment objectives.

                                                                 Investment Advisory, Management or       Approximate net assets
                                                                 Sub-Advisory Fee (as a percentage         as of March 31, 1997
Name of Fund                                                        of average weekly net assets)              (in millions)
------------                                                        -----------------------------              -------------
The Emerging Markets Income Fund Inc                                      0.70% (1)                          $
The Emerging Markets Income Fund II Inc                                   0.70% (2)
The Emerging Markets Floating Rate Fund Inc.                              0.65% (2)
Global Partners Income Fund Inc.                                          0.65% (2)
Salomon Brothers High Income Fund Inc                                     0.70%
Salomon Brothers Institutional Emerging Markets Debt Fund                 0.70% (3)
Salomon Brothers Worldwide Income Fund Inc                                0.90%
Atlas Emerging Markets Debt Fund                                          ____%
Municipal Partners Fund Inc.                                              0.36% (2)
Municipal Partners Fund II Inc.                                           0.36% (2)
New York Municipal Bond Fund                                              0.50% (4)
Salomon Brothers Intermediate Municipal Bond Fund                         0.50% (4)

-----------

(1)  Fee is paid by the Fund.

(2)  Fee is paid by Advantage out of its management fee.

(3) SBAM has voluntarily agreed to limit the total expenses (including its advisory fees) of the Fund (exclusive of taxes, interest and extraordinary expenses, such as litigation and indemnification expenses), on an annualized basis, to 0.75% of the Fund's average weekly net assets.

(4) For the year ended December 31, 1996, SBAM waived its advisory fee and voluntarily bore certain expenses.

        OpCap Advisors serves as an investment adviser to each OpCap Fund.

                                                     Investment Advisory, Management or            Approximate net assets
                                                    Sub-Advisory Fee (as a percentage of            as of March 31, 1997
Name of Fund                                              average weekly net assets)                   (in millions)
------------                                              --------------------------                   -------------
Municipal Advantage Fund Inc.                                   0.36% (1)                                $154.3
The Czech Republic Fund, Inc.                                   0.50% (1)                                  95.9


----------

(1)   Fee is paid by Advantage out of its management fee.


6.   INFORMATION PERTAINING TO ADMINISTRATION AND OTHER ARRANGEMENTS:

     Each of SBAM (with respect to the SBAM Funds and The Emerging Markets Income Fund Inc), OpCap Advisors (with respect to Municipal Advantage Fund Inc.) and OpCo (with respect to The Czech Republic Fund, Inc.) subcontracts certain of the administrative services it is required to provide to the sub-administrators listed below.

Name of Fund                                       Name of the Sub-Administrator      Address of the Sub-Administrator
------------                                       -----------------------------      --------------------------------
The Emerging Markets Income Fund Inc and The       Brown Brothers Harriman & Co.      40 Water Street
Emerging Markets Income Fund II Inc                                                   Boston, Massachusetts 02109

The Emerging Markets Floating Rate Fund Inc.

Global Partners Income Fund Inc.

Municipal Advantage Fund Inc.,                     State Street Bank and Trust        1176 Heritage Drive
Municipal Partners Fund Inc. and                   Company                            North Quincy, Massachusetts 02171
Municipal Partners Fund II Inc.

The Czech Republic Fund, Inc.                      PFPC Inc.                          103 Bellevue Parkway
                                                                                      Wilmington, Delaware 19809

     Pursuant to the Administration Agreement, The Czech Republic Fund, Inc. pays OpCo a monthly fee of 0.20% of the Fund's average weekly net assets for OpCo's administrative services. For the fiscal year ended August 31, 1996, the aggregate amount of administrative fees paid by the Fund to OpCo was $151,031.

     OpCo serves as a broker-dealer participating in periodic auctions of preferred stock by Municipal Advantage Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. During the most recently completed fiscal years of such Funds, the aggregate amount of fees received by OpCo for such services was $139,779, $_______ and $_________, respectively. It is expected that such services will continue to be provided by OpCo following consummation of the Acquisition.

7.   OTHER INFORMATION:

     Any proposals which stockholders of a Fund plan to submit at the next annual meeting of such Fund, to be held in 1997 or 1998, as the case may be, must be or have been received by the date set forth in the following table if they are to be included in the proxy statement and form of proxy relating to such annual meeting.

Name of Fund                                               Date
------------                                               ----
The Emerging Markets Income Fund Inc                       June 20, 1997
The Emerging Markets Income Fund II Inc                    April 4, 1997
The Emerging Markets Floating Rate Fund Inc.               [December 30, 1997]
Global Partners Income Fund Inc.                           June 20, 1997
Municipal Advantage Fund Inc.                              September 12, 1997
Municipal Partners Fund Inc.                               (1)
Municipal Partners Fund II Inc.                            May 2, 1997
The Czech Republic Fund, Inc.                              June 9, 1997

----------

(1) Any proposals which stockholders of Municipal Partners Fund Inc. plan to submit at the next annual meeting of such Fund, to be held in 1998, must be received a reasonable time before such Fund's solicitation of proxies for that meeting.


     B. Specific Fund Information. The following information relates specifically to The Emerging Markets Floating Rate Fund Inc. and Municipal Partners Fund Inc. and is provided in connection with the proposals in the proxy statement relating to such Funds.


The Emerging Markets Floating Rate Fund Inc.
--------------------------------------------

1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the Class III and Class I Directors expire at the Annual Meetings of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The following table provides information concerning each Nominee for election as a director.

                                                                                          Director
        Nominees and Principal Occupations During the Past Five Years                      Since          Age
        -------------------------------------------------------------                      -----          ---
Nominees to serve until 2000 Annual Meeting of Stockholders

Leslie H. Gelb, Member of the Audit Committee; President, The Counsel on                    1994           60
        Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and
        Editor, Op-Ed Page, The New York Times.

Michael S. Hyland*, President; President and Managing Director, Salomon                     1994           51
        Brothers Asset Management Inc and Managing Director, Salomon
        Brothers Inc; Chairman, SBAM Limited; Director, SBAM Japan Limited
        and Chairman, SBAM Ireland Limited.


     The following table provides information concerning the remaining directors of the Fund.


                                                                                          Director
        Directors and Principal Occupations During the Past Five Years                     Since           Age
        --------------------------------------------------------------                     -----           ---
Directors serving until 1998 Annual Meeting of Stockholders

Alan H. Rappaport*, Chairman; Executive Vice President, Oppenheimer & Co.,                  1994            44
        Inc.; President and Member of the Board, Advantage Advisers, Inc.

Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman                 1994            80
        of the Board, ASARCO Incorporated.

Directors serving until 1999 Annual Meeting of Stockholders

Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor                   1994            59
        of Commercial Law and formerly Dean, The Fletcher School of Law &
        Diplomacy, Tufts University.

Riordan Roett, Member of Audit Committee; Professor and Director, Latin                     1995 (1)        57
        American Studies Program, Paul H. Nitze School of Advanced
        International Studies, Johns Hopkins University.

----------

* "Interested person" as defined in the Investment Company Act. Messrs. Rappaport and Hyland are employees of Advantage and SBAM, respectively.

(1) Mr. Roett also served as a director of the Fund from February 1994 through June 1994.

     Each of the directors also serves as a director for certain other registered investment companies, as described below. Messrs. Hyland and Barber each serve as a director for five other investment companies co-advised by Advantage and SBAM and eight additional investment companies advised by SBAM. Mr. Barber also serves as a director for two additional investment companies advised by Advantage, as a director of six investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a trustee of Lehman Brothers Institutional Funds Group Trust. Messrs. Rappaport, Gelb, Salacuse and Roett each serve as a director for three other investment companies advised by both Advantage and SBAM. Mr. Rappaport also serves as a director for four other investment companies advised by Advantage. Messrs. Salacuse and Gelb also serve as directors for three other investment companies advised by Advantage. Messrs. Roett and Salacuse also serve as directors for three other investment companies advised by SBAM.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Rappaport and Hyland, the present executive officers of the Fund are:


                                                                         Officer
Name                      Office                           Age            Since
----                      ------                           ---            -----

Peter J. Wilby            Executive Vice President         38             1994

Thomas K. Flanagan        Executive Vice President         43             1994

Lawrence H. Kaplan        Executive Vice President         40             1995
                            and General Counsel

Alan M. Mandel            Treasurer                        39             1995

Jennifer G. Muzzey        Secretary                        37             1997

     Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc. ("SBI") since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since July 1991. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated since November 1990. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1, 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc., and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management, Inc. Ms. Muzzey has also been an employee of SBAM since June 1994 and was an Assistant Vice President of SunAmerica Asset Management Corporation prior to June 1994.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met ___ time[s] during the fiscal year ended February 28, 1997. The Fund has no nominating or compensation committees.

     During the fiscal year ended February 28, 1997, the Board of Directors met ___ times. Each director attended at least 75% of the meetings of the Board and the Committee of the Board on which he served, for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid by the Fund to each director and each of the three highest-paid executive officers, as well as compensation paid to such individuals by the various other investment companies advised by Advantage and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended February 28, 1997 to each director and nominee of the Fund. Each of the directors listed below is a member of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Advantage and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund (i) did not pay compensation during the fiscal year ended February 28, 1997 to any of its non-director executive officers and (ii) does not provide any pension or retirement benefits to directors or executive officers. In addition, no remuneration was paid during the fiscal year ended February 28, 1997 by the Fund or any other investment company advised by Advantage and/or SBAM to Messrs. Rappaport or Hyland who, as employees of Advantage and SBAM, respectively, are "interested persons," as defined in the Investment Company Act.

                                           Total Compensation
                           Aggregate        from Other Funds    Total Compensation     Total Compensation
                          Compensation       Co-Advised by       from Other Funds      from Other Funds           Total
Name of Director           from Fund       Advantage and SBAM   Advised by Advantage    Advised by SBAM       Compensation
----------------           ---------       ------------------   --------------------    ---------------       ------------
                                            Directorship(A)       Directorship(A)       Directorship(A)     Directorship(A)

Charles F. Barber           $8,000            $43,600(5)             $17,600(2)           $71,550(8)         $140,750(14)

Leslie H. Gelb              $8,000            $26,600(3)             $23,900(3)               $0              $58,500(7)

Jeswald W. Salacuse         $8,000            $26,600(3)             $23,900(3)           $26,300(3)          $84,800(10)

Dr. Riordan Roett           $8,000            $26,600(3)                 $0               $26,300(3)          $60,900(7)

----------

(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

2.   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 30(f) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended February 28, 1997.

3. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Board of Directors has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending February 28, 1998. Price Waterhouse LLP also served as independent accountants of the Fund for the fiscal year ended February 28, 1997.


Municipal Partners Fund Inc.
----------------------------

1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of the office of the Class III and Class II Directors expire at the Annual Meeting of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The following table provides information concerning each Nominee for election as a director.

                                                                                    Director
        Nominees and Principal Occupations During the Past Five Years                Since            Age
        -------------------------------------------------------------                -----            ---
Nominees to serve until 2000 Annual Meeting of Stockholders

Mark C. Biderman*, Chairman; Managing Director, Oppenheimer & Co., Inc.,              1994            51
        Executive Vice President, Advantage Advisers, Inc.

Robert L. Rosen, Member of Audit Committee; Chief Executive Officer,                  1993            50
        RLR Partners L.L.C. (general partner of private investment fund); Chairman, Damon Corporation (1989-1993).

        The following table provides information concerning the remaining directors to the Fund.


                                                                                    Director
        Directors and Principal Occupations During the Past Five Years               Since            Age
        --------------------------------------------------------------               -----            ---

Director serving until 1998 Annual Meeting of Stockholders

Allan C. Hamilton, Member of Audit Committee; formerly Vice                           1993            75
        President and Treasurer, Exxon Corporation.

Directors serving until 1999 Annual Meeting of Stockholders

Charles F. Barber, Member of Audit Committee; Consultant; formerly                    1993            80
        Chairman of the Board, ASARCO Incorporated.

Michael S. Hyland*, President; President and Managing Director,                       1993            51
        Salomon Brothers Asset Management Inc and Managing Director,
        Salomon Brothers Inc; Chairman, SBAM Limited; Director, SBAM Japan
        Limited and Chairman, SBAM Ireland Limited.

----------

* "Interested person" as defined in the Investment Company Act. Messrs. Biderman and Hyland are employees of Advantage and SBAM, respectively.

     Each of the directors serves as a director for certain other registered investment companies, as described below. Messrs. Hyland and Barber each serve as a director for five other investment companies co-advised by Advantage and SBAM and eight additional investment companies advised by SBAM. Mr. Barber also serves as a director for two additional investment companies advised by Advantage, as a director for six investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a trustee of Lehman Brothers Institutional Funds Group Trust. Mr. Hamilton serves as a director for one other investment company co-advised by Advantage and SBAM and three additional investment companies advised by SBAM. Messrs. Rosen and Biderman each serve as a director for one other investment company co-advised by Advantage and SBAM and for one additional investment company advised by Advantage. Mr. Rosen also serves as a director of Samsonite Corporation, AFP Imaging Corp. and Culligan Water Technologies, Inc.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Biderman and Hyland, the present executive officers of the Fund are:


                                                                         Officer
Name                      Office                              Age         Since
----                      ------                              ---         -----

Marybeth Whyte            Executive Vice President             40         1994

Lawrence H. Kaplan        Executive Vice President and         40         1995
                          General Counsel

Alan M. Mandel            Treasurer                            39         1995

Jennifer G. Muzzey        Secretary                            37         1997


     Ms. Whyte has also been a Director of SBAM and Salomon Brothers Inc ("SBI") since January 1995. Prior to January 1995, she was a Vice President of SBAM and SBI. Prior to July 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond area at Fiduciary Trust Company International. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated since November 1990. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1, 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc., and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management, Inc. Ms. Muzzey has also been an employee of SBAM since June 1994 and was an Assistant Vice President of SunAmerica Asset Management Corporation prior to June 1994.

     The Fund's Audit Committee is composed of Messrs. Barber, Rosen and Hamilton. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met ____ time[s] during the year ended December 31, 1996. The Fund has no nominating or compensation committees.

     During the fiscal year ended December 31, 1996, the Board of Directors met __ times. Each director attended at least 75% of the meetings of the Board and the Committee of the Board on which he served, for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid by the Fund to each director and each of the three highest-paid executive officers, as well as compensation paid to such individuals by the various other investment companies advised by Advantage and/or SBAM. The following table provides information concerning the approximate compensation paid during the year ended December 31, 1996 to each director and Nominee of the Fund. Each of the directors listed below is a member of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Advantage and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund (i) did not pay compensation during the fiscal year ended December 31, 1996 to any of its non-executive officers and (ii) does not provide any pension or retirement benefits to directors or executive officers. In addition, no remuneration was paid during the year ended December 31, 1996 by the Fund or any other investment company advised by Advantage and/or SBAM to Messrs. Biderman or Hyland, who as employees of Advantage and SBAM, respectively, are "interested persons," as defined under the Investment Company Act.


                                         Total Compensation
                       Aggregate          from Other Funds       Total Compensation   Total Compensation
                     Compensation           Co-Advised by         from Other Funds     from Other Funds            Total
Name of Director       from Fund         Advantage and SBAM     Advised by Advantage    Advised by SBAM        Compensation
----------------       ---------         ------------------     --------------------    ---------------        ------------
                                          Directorships (A)       Directorships (A)    Directorships (A)     Directorships (A)

Charles F. Barber        $8,500              $40,600(5)             $19,600(2)           $62,300(8)          $131,000(16)


Allan C. Hamilton        $8,500               $8,500(1)                  $0              $26,300(3)           $43,300(5)

Robert L. Rosen          $6,400               $6,400(1)              $8,150(1)                $0              $20,950(3)

----------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

2.   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 30(f) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage and SBAM, and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 1996.

3. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Board of Directors has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997. Price Waterhouse LLP also serves as independent accountants of the Fund for the fiscal year ended December 31, 1996.

                                                                     EXHIBIT B-1


                       FORM OF NEW ADVANTAGE AGREEMENT 1/

     Agreement dated and effective as of ________________ between _______________2/, a Maryland corporation (herein referred to as the "Fund"), and Advantage Advisers, Inc., a Delaware corporation (the "Investment Manager 3/").

    4/ 1.  Appointment of Investment Manager. The Investment Manager hereby

----------

1/   This form is a composite of the eight New Advantage Agreements.

2/ Each of The Emerging Markets Income Fund Inc ("EMD"), The Emerging Markets Income Fund II Inc ("EDF"), The Emerging Markets Floating Rate Fund Inc. ("EFL"), Global Partners Income Fund Inc. ("GDF"), Municipal Advantage Fund Inc. ("MAF"), Municipal Partners Fund Inc. ("MNP"), Municipal Partners Fund II Inc. ("MPT") or The Czech Republic Fund, Inc. ("CRF"), as applicable.

3/ EMD agreement substitutes "Adviser" for "Investment Manager" throughout such agreement.

4/   EMD agreement substitutes the following for all of paragraph 1:

     "1. Appointment of Adviser. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to furnish to the Fund's investment manager, Salomon Brothers Asset Management Inc (hereinafter the "Investment Manager") and the Fund such research and assistance as the Investment Manager and the Fund shall from time to time reasonably request; (ii) to furnish to the Investment Manager and the Fund international economic information and analysis with particular emphasis on macroeconomic issues within the international economic community, particularly issues relating to emerging market country entities; (iii) to consult with the Investment Manager and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities; (iv) to consult with the Investment Manager and the Fund with respect to international political, financial and social developments, particularly those relating to emerging market countries; and (v) to pay the salaries, fees and expenses of such of the Fund's officers, directors or employees as are directors, officers or employees of the Adviser or any of its affiliates."

     CRF agreement substitutes the following for all of paragraph 1:

     "1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging

                                                                  (continued...)

undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising and consulting with the Fund's board of directors and Salomon Brothers Asset Management Inc 5/ (the "Investment Adviser") regarding the Fund's overall investment strategy, (ii) advise the Fund and the Investment Adviser with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques, (iii) consult with the Investment Adviser on [at least a weekly]6/ basis regarding the Investment Adviser's [specific]7/ decisions concerning the purchase, sale or holding of particular securities,
(iv) provide access on a continuous basis to economic, financial and political information, research and assistance, (v)8/ [monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian]9/ and (vi) [pay the salaries, fees and expenses of such of the Fund's officers, directors or employees as are directors,


----------
4/(continued...)

     techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund;
     (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; (viii) be responsible for compliance by the Fund with U.S. Federal, State and other applicable laws and regulations, and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund."

5/ MAF agreement substitutes "OpCap Advisors" for "Salomon Brothers Asset Management Inc" throughout such agreement.

6/ EDF, EFL, GDF and MPT agreements substitute "a regular" for the bracketed language.

7/   EDF, EFL, GDF and MPT agreements omit the bracketed language.

8/ EDF, EFL and GDF agreements add "consult with the Investment Adviser and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities, (vi) consult with the Investment Adviser and the Fund with respect to international political, financial and social developments, particularly those relating to emerging market countries,
     (vii)" where indicated, and MAF agreement adds "be responsible for matters related to the corporate existence of the Fund, (vi)" where indicated.

9/   EDF agreement omits the bracketed language.

officers or employees of the Investment Manager or any of its affiliates]10/. In addition, the Investment Manager hereby undertakes and agrees to appoint Salomon Brothers Asset Management Inc as investment adviser to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and (e) provide the following services: (i) compliance with [the rules and regulations of the Securities and Exchange Commission]11/, including record keeping, reporting requirements and preparation of registration statements and proxies, (ii) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (iii) administrative and clerical services, including accounting services and maintenance of books and records and (iv) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

     2. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund [and to the Investment Adviser]12/. The Investment Manager shall bear all expenses arising out of its duties hereunder13/.


----------

10/ MPT agreement substitutes "pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof" for the bracketed language.

11/ EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.

12/ CRF agreement omits the bracketed language and MAF agreement adds "and provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund" where indicated.

13/ MAF agreement adds ", except that the Board of Directors may approve reimbursement for the time spent on Fund operations of personnel who spend substantial time on the operations (other than the provision of investment advice) of the Fund or other investment companies advised by the Investment Manager" where indicated.

     Except as provided in Section 1 [hereof and subparagraph 3(a) of the Advisory Agreement (as defined below)]14/, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational [and offering]15/ expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager [and the Investment Adviser]16/); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;17/ costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, [administrators and sub-administrators,]18/ registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors19/; travel expenses or an appropriate portion thereof of directors and officers of the Fund [who are directors, officers or employees of the Investment Manager or the Investment Adviser]20/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof21/; [salaries of shareholder relations personnel;]22/ costs of shareholders


----------

14/ EDF, EFL and GDF agreements substitute "hereof and subparagraph 3(a) of the Investment Advisory and Administration Agreement among the Investment Adviser, the Investment Manager and with respect to certain sections, the Fund (the "Advisory and Administration Agreement")" for the bracketed language, and EMD and CRF agreements omit the bracketed language.

15/  EMD agreement omits the bracketed language.

16/  EFL, GDF and CRF agreements omit the bracketed language.

17/  EDF, EFL and GDF agreements add "expenses of leverage;" where indicated.

18/  MAF agreement omits the bracketed language.

19/ CRF agreement adds "or non-interested members of any advisory of investment board, committee or panel of the Fund" where indicated.

20/ CRF agreement substitutes ", or members of any advisory or investment board, committee or panel of the Fund," for the bracketed language.

21/ CRF agreement adds ", or of any such advisory or investment board, committee or panel" where indicated.

22/  MAF agreement omits the bracketed language.

meetings;23/ insurance; interest; brokerage costs24/; litigation and other extraordinary or non-recurring expenses.

     25/3. Remuneration. In consideration of the services to be rendered by the


----------

23/ EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.

24/ MNP and MPT agreements add "expenses in connection with the offering and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;" and MAF agreement adds "expenses in connection with the offering and issuance of and, if applicable, auctions of shares of any preferred stock issued by the Fund;" where indicated.

25/  CRF agreement adds the following two paragraphs where indicated:

     "3. Transactions with Affiliates. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

     4. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager

                                                                  (continued...)

Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the [fifth]26/ business day of each month for the previous month at an annual rate of [0.60%]27/ of the Fund's average weekly net assets28/, commencing on the date of the first receipt by the Fund of the proceeds of the sale of shares to the Underwriters as described in the Fund's Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"). If the fee payable to the Investment Manager pursuant to this paragraph 3 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

----------

25/(...continued)
manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund."

     EMD agreement adds the following paragraph where indicated:

     "3. Relationship with Investment Manager. In connection with the rendering of the services required under Section 1, the Fund has entered into an agreement dated the date hereof with the Investment Manager, which is to furnish certain services to the Fund pursuant to such agreement. Furthermore, it is agreed and acknowledged that the Adviser will provide advice and consultation to the Investment Manager regarding the Fund's overall investment strategy; however, the Investment Manager will have sole discretion over investment decisions for the Fund."

26/  EMD agreement substitutes "first" for the bracketed language.

27/ EMD agreement substitutes "0.50%", EFL and GDF agreements substitute "1.10%", EDF agreement substitutes "1.20%", and CRF agreement substitutes "1.00%" for the bracketed language.

28/ MNP and MPT agreements add "(i.e. the average weekly value of the Fund's assets less its liabilities, exclusive of capital stock and surplus)" and MAF agreement adds "(i.e. the average weekly value of the Fund's assets less its liabilities, exclusive of common and preferred stock and surplus)" where indicated.

[Compensation of the Investment Adviser for services provided under the Advisory29/ Agreement is the sole responsibility of the Investment Manager.]30/

     4. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this agreement.

     5. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the [Investment Adviser or of the]31/ Fund.

     6. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence32/ in the performance of its duties or from reckless disregard33/ of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct34/. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling


----------

29/  EDF, EFL, and GDF agreements add "and Administration" where indicated.

30/  EMD and CRF agreements omit the bracketed language.

31/  CRF agreement omits the bracketed language.

32/  EMD, EDF, EFL, GDF and CRF agreements add "on its part" where indicated.

33/  EMD, EDF, EFL, GDF and CRF agreements add "by it" where indicated.

34/ EDF, EFL, GDF and CRF agreements add "by the Investment Manager" and EMD agreement adds "by the Adviser" where indicated.

conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses35/ incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the Investment Manager]36/ shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

     7. Duration and Termination. This agreement shall remain in effect until __________________ and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     Notwithstanding the above, this agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     8. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.


----------

35/ CRF agreement adds "(including reasonable counsel fees and expenses)" where indicated.

36/  EMD agreement substitutes "The Adviser" for the bracketed language.

                  If to the Fund:
                           [name of Fund]
                           [Seven World Trade Center
                           New York, New York  10048]37/
                           Tel: ____________________
                           Fax: ____________________
                           Attn:  [name of Fund Secretary]

                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           800 Newport Center Drive, Suite 100
                           Newport Beach, California 92660
                           Tel:
                           Fax:
                           Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     10. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this agreement as of the day and year first written above.

                                            [NAME OF FUND]

                                            By:________________________________
                                               Name:
                                               Title:

                                            ADVANTAGE ADVISERS, INC.

                                            By:________________________________
                                               Name:
                                               Title:




----------

37/ MAF and CRF agreements substitute "One World Financial Center, New York, New York 10281" for the bracketed language.

                                                                     EXHIBIT B-2

                          FORM OF NEW SBAM AGREEMENT1/

                            Advantage Advisers, Inc.
                       800 Newport Center Drive, Suite 100
                         Newport Beach, California 92660


                                                         -----------------------



Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Investment Manager") [and you (the "Investment Adviser")]2/ as follows:

     1. The Investment Manager has been employed by the 3/ (the "Fund") pursuant to a management agreement dated _______________ between you and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, [diversified]4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund proposes to engage in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange


----------

1/   This form is a composite of the five New SBAM Agreements.

2/ EDF, EFL and GDF agreements substitute ", you (the "Investment Adviser") and the Fund (but only with respect to subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.

3/ Each of the Emerging Markets Income Fund Inc. ("EMD"), a Maryland Corporation, The Emerging Markets Floating Rate Fund Inc. ("EDF"), a Maryland Corporation, Global Partners Income Fund Inc. ("GDF"), a Maryland Corporation, Municipal Partners Fund Inc. ("MNP"), a Maryland Corporation, or Municipal Partners Fund II Inc. ("MPT"), a Maryland Corporation, as applicable.

4/ EDF, EFL and GDF agreements substitute "non-diversified" for the bracketed language.

Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

     2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and (e) provide the following services for the Fund: (A) compliance with [the rules and regulations of the SEC]5/, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

     3. (a) The Investment Adviser shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement [and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund]6/.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;7/ costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates


----------

5/ EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.

6/   EDF, EFL and GDF agreements omit the bracketed language.

7/   EDF, EFL and GDF agreements add "expenses of leverage;" where indicated.

and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser [or the Investment Manager]8/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings;9/ insurance; interest; brokerage costs; [expenses in connection with the offering and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;]10/ litigation and other extraordinary or non-recurring expenses.

     4. The Investment Adviser shall make investments for the Fund's account in accordance with the investment objectives11/ and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

     5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance[, accounting services]12/ or otherwise.

     6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable


----------

8/   EFL and GDF agreements omit the bracketed language.

9/ EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.

10/  EDF, EFL and GDF agreements omit the bracketed language.

11/  EFL agreement adds ", policies" where indicated.

12/  EDF, EFL and GDF agreements omit the bracketed language.

law, to select brokers [affiliated with the Investment Adviser or the Investment Manager]13/ for the execution of trades for the Fund.

     7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best [net]14/ results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research.

     8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of [0.36%]15/ of the Fund's average weekly net assets (i.e. the average weekly value of the Fund's assets less its liabilities exclusive of capital stock and surplus), commencing on the date of the first receipt by the Fund of the proceeds of the sale of shares to the Underwriters as described in the Registration Statement. If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.


----------

13/ EFL and GDF agreements substitute "(including Salomon Brothers Inc or any other brokers affiliated with the Investment Adviser or the Investment Manager)" for the bracketed language, and EDF agreement substitutes "(including brokers affiliated with the Investment Adviser or Investment Manager)" for the bracketed language.

14/  EFL and GDF agreements omit the bracketed language.

15/ EFL and GDF agreements substitute ".65%" and EDF agreement substitutes ".70%" for the bracketed language.

     9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]16/, the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]17/ in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]18/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]19/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a


----------

16/ EDF, EFL and GDF agreement substitute "Investment Advisers Act of 1940, as amended" for the bracketed language.

17/  EDF, EFL and GDF agreements omit the bracketed language.

18/ EDF, EFL and GDF agreements substitute "its shareholders" for the bracketed language.

19/  EDF, EFL and GDF agreements substitute "The" for the bracketed language.

majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

     11. This agreement shall continue in effect until ________________________ and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Investment Manager. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may only be terminated in accordance with the provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.

     12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

     13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Investment Adviser:

                           Salomon Brothers Asset Management Inc
                           Seven World Trade Center
                           New York, New York  10048
                           Tel:  (212) 783-7416
                           Fax:  (212) 783-3601
                           Attn:  President

                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           800 Newport Center Drive, Suite 100
                           Newport Beach, California  92660
                           Tel:
                           Fax:
                           Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                      Very truly yours,

                                      ADVANTAGE ADVISERS, INC.


                                      By:________________________
                                         Name:
                                         Title:

ACCEPTED:

SALOMON BROTHERS ASSET
  MANAGEMENT INC


By:___________________________
   Name:
   Title:


___________________________hereby
acknowledges and agrees to the
provisions of subparagraph 3.(b)
and [paragraph 10]20/ of this agreement.

______________________________


By:___________________________
   Name:
   Title:


----------

20/ EDF, EFL and GDF agreements substitute "paragraphs 6, 7, 10 and 11" for the bracketed language.

                                                                     EXHIBIT B-3

                          FORM OF NEW OPCAP AGREEMENT1/

                            Advantage Advisers, Inc.
                       800 Newport Center Drive, Suite 100
                         Newport Beach, California 92660


                                                          ----------------------

OpCap Advisors
Oppenheimer Tower
One World Financial Center
200 Liberty Street
New York, New York 10281

Dear Sirs:

     This will confirm the agreement between the undersigned (the "Investment Manager") [and you (the "Investment Adviser")]2/ as follows:

     1. The Investment Manager has been employed by ____________________ 3/ (the "Fund") pursuant to a management agreement dated as of ________________ between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, [diversified]4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund proposes to engage in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles5/"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the


----------

1/   This form is a composite of the two New OpCap Agreements.

2/ CRF agreement substitutes ", you (the "Investment Advisor") and the Fund (but only with respect to paragraph 2, subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.

3/ Each of Municipal Advantage Fund Inc. ("MAF"), a Maryland Corporation, or The Czech Republic Fund, Inc. ("CRF"), a Maryland Corporation, as applicable.

4/   CRF agreement substitutes "non-diversified" for the bracketed language.

5/ CRF agreement substitutes "Charter" for "Articles" throughout such agreement.

preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

     2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide6/ research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (e) [provide the following services for the Fund: (A) compliance with the rules and regulations of the SEC, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund]7/.

     3. (a) The Investment Adviser shall, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and


----------

6/   CRF agreement adds "or procure the provision of" where indicated.

7/ CRF agreement substitutes "be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations with respect to regulating the composition of the Fund's portfolio and (f) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Adviser or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof" for the bracketed language.

distribution of dividends; charges of the Fund's custodians, sub-custodians,8/ registrars, transfer agents, dividend-paying agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund [who are directors, officers or employees of the Investment Adviser or the Investment Manager]9/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof10/; costs of shareholders meetings; insurance; interest; brokerage costs; [expenses in connection with the offering and issuance of and, if applicable, auctions of any shares of preferred stock issued by the Fund;]11/ and litigation and other extraordinary or non-recurring expenses.

     4. The Investment Adviser shall12/ make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors13/ from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors,14/ at such times as the Fund's Board of Directors15/ may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors16/, supply the reasons for making such investments.

     5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it


----------

8/ CRF agreements adds "administrators and sub-administrators," where indicated.

9/ CRF agreement omits the bracketed language and adds ", or members of any advisory or investment board or committee of the Fund," where indicated.

10/ CRF agreement adds ", or of any such advisory or investment board or committee of the Fund; salaries of shareholder relations personnel" where indicated.

11/  CRF agreement omits the bracketed language.

12/ CRF agreement adds "have discretion over investment decisions for the Fund and shall" where indicated.

13/  CRF agreement adds "or the Investment Manager" where indicated.

14/  CRF agreement adds "and the Investment Manager," where indicated.

15/  CRF agreement adds "or the Investment Manager" where indicated.

16/  CRF agreement adds "or the Investment Manager" where indicated.

may deem appropriate regarding investment advice, research and statistical data [, clerical assistance, accounting services]17/ or otherwise.

     6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers [affiliated with the Investment Adviser or the Investment Manager]18/ for the execution of trades for the Fund.

     7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best [net]19/ results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. [It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided.]20/ Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research. [Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. It is understood that not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.]21/


----------

17/  CRF agreement omits bracketed language.

18/ CRF agreement substitutes "(including any brokers affiliated with the Investment Adviser or the Investment Manager)" for the bracketed language.

19/  CRF Agreement omits the bracketed language.

20/  MAF Agreement omits the bracketed language.

21/  MAF agreement omits the bracketed language.

     8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of [0.36%]22/ of the Fund's average weekly net assets (i.e. the average weekly value of the Fund's assets less its liabilities exclusive of common and preferred stock and surplus), commencing on the date of the first receipt by the Fund of the proceeds of the sale of shares to the Underwriters as described in the Registration Statement. If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]23/, and the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]24/ in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]25/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in


----------

22/  CRF agreement substitutes "0.50%" for the bracketed language.

23/ CRF agreement substitutes "Investment Advisers Act of 1940, as amended" for the bracketed language.

24/  CRF agreement omits the bracketed language.

25/  CRF agreement substitutes "its shareholders" for the bracketed language.

the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund26/ nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses27/ incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]28/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

     11. This agreement shall continue in effect until ________________________ and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. [Notwithstanding the above, this]29/ Agreement (a) may [nevertheless]30/ be terminated at any time, without penalty, by a vote of holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors or by the Investment Manager [or the Investment Adviser]31/ on 60 days' written notice delivered to each party hereto, and (b) shall terminate automatically in the event of its assignment (as defined in the 1940 Act). [This agreement may only be terminated in accordance with the provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in


----------

26/  CRF agreement adds "(as defined in the 1940 Act)" where indicated.

27/ CRF agreement adds "(including reasonable counsel fees and expenses)" where indicated.

28/  CRF agreement substitutes "The" for the bracketed language.

29/  MAF agreement substitutes "This" for the bracketed language.

30/  MAF agreement omits the bracketed language.

31/  CRF agreement omits the bracketed language.

the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.]32/

     12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

     13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

                  If to the Investment Adviser:

                           OpCap Advisors
                           Oppenheimer Tower
                           One World Financial Center
                           200 Liberty Street
                           New York, New York  10281
                           Tel:
                           Fax:
                           Attn:

                  If to the Investment Manager:

                           Advantage Advisers, Inc.
                           800 Newport Center Drive, Suite 100
                           Newport Beach, California  92660
                           Tel:
                           Fax:
                           Attn:

or to such other address as to which the recipient shall have informed the other party in writing.


----------

32/ CRF agreement omits the bracketed language and adds "Any such Notice shall be deemed given when received by the addressee." where indicated.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                                   Very truly yours,

                                                   ADVANTAGE ADVISERS, INC.


                                                   By:__________________________
                                                      Name:
                                                      Title:

ACCEPTED:

OPCAP ADVISORS


By:____________________________
   Name:
   Title:

__________________ hereby
acknowledges and agrees to the
provisions of33/ subparagraph
3.(b) and [paragraph 10]34/ of this agreement.

_____________________________


By:__________________________
   Name:
   Title:










----------
33/  CRF agreement adds "paragraph 2," where indicated.

34/ CRF agreement substitutes "paragraphs 6, 7, 10 and 11" for the bracketed language.

                                  FORMS OF PROXY


                      THE EMERGING MARKETS INCOME FUND INC

                SPECIAL MEETING OF STOCKHOLDERS -- JUNE __, 1997
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


     The undersigned hereby appoints Lawrence H. Kaplan, Robert A. Blum, Jennifer G. Muzzey and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on __________, June __, 1997, at 10:00 a.m., New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated April __, 1997, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposal
1. Please refer to the Proxy Statement for a discussion of the Proposal.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------                  --------------------------------

----------------------------                  --------------------------------

----------------------------                  --------------------------------

                    (Continued, and to be signed and dated, on the reverse side)

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. The approval of a new advisory agreement between Advantage Advisers, Inc., the Fund's investment adviser, and the Fund.

     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|

6. The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

     I will attend the meeting.  |_|         Change of Address         |_|
                                             and/or Comments Mark Here



                                        Note: Please sign exactly as your name
                                        appears on this Proxy. If joint owners,
                                        EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                        Date _____________________________, 1997


                                        ________________________________________


                                        ________________________________________
                                         Signature(s), Title(s), if applicable






                                                  Votes MUST be indicated
Please Sign, Date and Return the Proxy            (x) in Black or Blue ink. |X|
Promptly Using the Enclosed Envelope.

                    [THE EMERGING MARKETS INCOME FUND II INC]
                       [GLOBAL PARTNERS INCOME FUND INC.]
                       [MUNICIPAL PARTNERS FUND II INC.]


                SPECIAL MEETING OF STOCKHOLDERS -- JUNE __, 1997
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


     The undersigned hereby appoints Lawrence H. Kaplan, Robert A. Blum, Jennifer G. Muzzey and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on ____________, June __, 1997, at [10:30 a.m.] [11:30 a.m.] [1:00 p.m.], New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated April __, 1997, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. Please refer to the Proxy Statement for a discussion of the Proposals.

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------                  --------------------------------

----------------------------                  --------------------------------

----------------------------                  --------------------------------

                    (Continued, and to be signed and dated, on the reverse side)

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


1. The approval of a new investment management agreement between Advantage Advisers, Inc., the Fund's investment manager, and the Fund.


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|


2. The approval of a new investment advisory and administration agreement among Advantage Advisers, Inc., Salomon Brothers Asset Management Inc, the Fund's investment adviser, and the Fund.


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|


6. The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.


     I will attend the meeting.  |_|         Change of Address         |_|
                                             and/or Comments Mark Here



                                        Note: Please sign exactly as your name
                                        appears on this Proxy. If joint owners,
                                        EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                        Date _____________________________, 1997


                                        ________________________________________


                                        ________________________________________
                                         Signature(s), Title(s), if applicable






                                                  Votes MUST be indicated
Please Sign, Date and Return the Proxy            (x) in Black or Blue ink. |X|
Promptly Using the Enclosed Envelope.

                 [THE EMERGING MARKETS FLOATING RATE FUND INC.]
                         [MUNICIPAL PARTNERS FUND INC.]

                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE __, 1997
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


     The undersigned hereby appoints Lawrence H. Kaplan, Robert A. Blum, Jennifer G. Muzzey and Charles J. DeMarco and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on _____________, June __, 1997, at [11:00 a.m.] [12:30 p.m.], New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated April __, 1997, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 4 (including all nominees for Director) and 5 . Please refer to the Proxy Statement for a discussion of the Proposals.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------                  --------------------------------

----------------------------                  --------------------------------

----------------------------                  --------------------------------

                    (Continued, and to be signed and dated, on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 4 (including all nominees for director) and 5.



1. The approval of a new investment management agreement between Advantage Advisers, Inc., the Fund's investment manager, and the Fund.


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|

2. The approval of a new investment advisory and administration agreement among Advantage Advisers, Inc., Salomon Brothers Asset Management Inc, the Fund's investment adviser, and the Fund.


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.


     FOR the nominees             WITHHOLD AUTHORITY              EXCEPTIONS
     listed below     |_|         to vote for the  nominees. |_|             |_|


     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME). Director to serve until 2000 Annual Meeting: [Leslie H. Gelb, Michael S. Hyland] [Mark C. Biderman, Robert L. Rosen].


5. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending [February 28, 1998] [December 31, 1997].


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|


6. The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.


     I will attend the meeting.  |_|         Change of Address         |_|
                                             and/or Comments Mark Here



                                        Note: Please sign exactly as your name
                                        appears on this Proxy. If joint owners,
                                        EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                        Date _____________________________, 1997


                                        ________________________________________


                                        ________________________________________
                                         Signature(s), Title(s), if applicable






                                                  Votes MUST be indicated
Please Sign, Date and Return the Proxy            (x) in Black or Blue ink. |X|
Promptly Using the Enclosed Envelope.

                         [MUNICIPAL ADVANTAGE FUND INC.]
                         [THE CZECH REPUBLIC FUND, INC.]

                SPECIAL MEETING OF STOCKHOLDERS -- JUNE __, 1997
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on __________, June __, 1997, at [12:00 p.m.] [1:00 p.m.], New York time, and at any adjournments thereof, upon the matters set forth in the Notice of Meetings and Proxy Statement dated April __, 1997, and upon all other matters properly coming before said Meeting.

     Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 3. Please refer to the Proxy Statement for a discussion of the Proposals.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------                  --------------------------------

----------------------------                  --------------------------------

----------------------------                  --------------------------------

                    (Continued, and to be signed and dated, on the reverse side)

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 3.


1. The approval of a new investment management agreement between Advantage Advisers, Inc., the Fund's investment manager, and the Fund.


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|


3. The approval of a new [investment advisory agreement] [investment advisory and administration agreement] among Advantage Advisers, Inc., OpCap Advisors, the Fund's investment adviser, and the Fund.


     FOR  |_|                     AGAINST  |_|              ABSTAIN  |_|


6. The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.


     I will attend the meeting.  |_|         Change of Address         |_|
                                             and/or Comments Mark Here



                                        Note: Please sign exactly as your name
                                        appears on this Proxy. If joint owners,
                                        EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                        Date _____________________________, 1997


                                        ________________________________________


                                        ________________________________________
                                         Signature(s), Title(s), if applicable






                                                  Votes MUST be indicated
Please Sign, Date and Return the Proxy            (x) in Black or Blue ink. |X|
Promptly Using the Enclosed Envelope.